UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s PGIM Real Assets Fund and PGIM Global Dynamic Bond Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2020

Date of reporting period:	10/31/2020

Item 1 – Reports to Stockholders

PGIM REAL ASSETS FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report presents the consolidated results of the PGIM Real Assets Fund and the PGIM Real Assets Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Assets Fund

December 15, 2020

PGIM Real Assets Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–7.02	0.64	0.75 (12/30/10)
(without sales charges)	–1.61	1.78	1.33 (12/30/10)
Class C
(with sales charges)	–3.22	1.04	0.59 (12/30/10)
(without sales charges)	–2.26	1.04	0.59 (12/30/10)
Class Z
(without sales charges)	–1.18	2.11	1.62 (12/30/10)
Class R6
(without sales charges)	–1.18	2.20	0.68 (1/23/15)
Customized Blend Index
	–5.12	1.64	—
Bloomberg Barclays US TIPS Index
	9.09	4.42	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
	Class A, B, C, Z (12/30/10)	Class R6 (1/23/15)
Customized Blend Index	0.58	0.29
Bloomberg Barclays US TIPS Index	3.64	3.18

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and Bloomberg Barclays US TIPS Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 30, 2010) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Real Assets Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend ND Index (33.3%), and Bloomberg Barclays US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Net Dividend Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The Net Dividend version of the MSCI World Real Estate Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Bloomberg Barclays US TIPS Index—The Bloomberg Barclays US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Asset Class	% of Net Assets
PGIM TIPS Fund	TIPS	28.5%
PGIM QMA Commodity Strategies Fund	Commodity	21.3%
PGIM Select Real Estate Fund	Global Real Estate	6.3%
PGIM Global Real Estate Fund	Real Estate	6.3%
PGIM Jennison Global Infrastructure Fund	Utilities/Infrastructure	6.0%
PGIM Jennison Natural Resources Fund	Natural Resources	6.0%
PGIM Short Duration High Yield Income Fund	High Yield	3.0%
PGIM Short-Term Corporate Bond Fund	Short-Term Debt	3.0%
PGIM Jennison MLP Fund	Master Limited Partnerships (MLPs)	2.4%
VanEck Vectors Gold Miners ETF	Exchange-Traded Funds	1.3%

Holdings reflect only long-term investments and are subject to change.

PGIM Real Assets Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Real Assets Fund’s Class Z shares returned -1.18% in the 12-month reporting period that ended October 31, 2020, underperforming the 9.09% return of the Bloomberg Barclays US TIPS Index (the Index) but outperforming the -5.12% return of the Customized Blend Index. The Customized Blend Index is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), the Morgan Stanley Capital International World Real Estate Net Dividend Index (33.3%), and the Bloomberg Barclays US TIPS Index (33.3%)

What were the market conditions?

•

The reporting period was dominated by the global COVID-19 pandemic during the first quarter of 2020. The highly contagious virus and resulting lockdowns led to the most severe economic contraction in decades in the first half of 2020, followed by a surge in economic growth in the third quarter as lockdowns were eased and restrictions were loosened.

•

Significant equity drawdowns by investors were experienced in markets around the world during the period. Credit conditions seized, requiring historic monetary intervention by global central banks. Certain segments of the market rebounded quickly, especially those targeted by central bank stimulus, as well as those that could benefit from working-from-home trends. However, other areas continued to struggle, including sectors related to transportation, energy, and real estate.

•

In the third quarter of 2020, broad equity markets posted gains on better-than-expected earnings results, a growth rebound in China, improving global business confidence, and optimism about a COVID-19 vaccine. Governments continued to provide massive support with monetary aid and easing fiscal policies, with little concern that inflationary pressures might force them to step on the brakes anytime soon.

What worked?

•

Tactically, an underweight to commodities in favor of an off-Index allocation to gold benefited the Fund, as broad commodity markets posted negative returns during the reporting period while gold saw large positive returns.

•	An off-Index allocation to global infrastructure stocks at the expense of global real estate investment trusts (REITs) added value as this market segment outperformed global REITs during the period.

•

Specific to the underlying managers, the Jennison Global Infrastructure, Jennison Global Natural Resources, Jennison MLP, and PREI Global REIT funds all outperformed their respective benchmark indexes by sizeable margins during the period, serving as a tailwind for Fund performance.

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What didn’t work?

•	Tactically, a limited off-Index allocation to master limited partnerships (MLPs) detracted from Fund performance as the asset class experienced a very large drawdown among investors during the period.

•	In addition, an off-Index allocation to global natural resource stocks detracted from performance as this market segment experienced poor returns during the period.

Did the Fund use derivatives?

•

The Fund did not utilize any derivative instruments at the aggregate level during the period, although the subadvisers of the underlying funds are permitted to utilize them as it relates to managing their respective strategies. More specifically, both the QMA Gold/Defensive asset class and the QMA Commodity asset class utilize futures in obtaining exposure to various commodity markets.

•

The QMA Commodity asset class closely tracks the Bloomberg Commodity Index, a diversified benchmark for the commodity futures markets composed of futures contracts on 22 physical commodities. The asset class exhibits a performance profile similar to this index and is composed entirely of near-dated futures contracts. Derivatives are core holdings of this asset class and are not an off-index position. There is no additional impact of holding derivatives beyond the core investment mandate.

•

The QMA Gold/Defensive asset class closely tracks the price of gold and may opportunistically invest in other precious metals. Similar to the broader commodity investment complex, this is achieved by purchasing futures contracts for primarily one physical commodity—gold. This sleeve has also purchased silver futures contracts historically. There is no additional impact of holding derivatives beyond tracking gold and other precious-metal near-dated futures prices.

Current outlook

•

The Fund seeks long-term positive returns by investing in MLPs, real estate, utilities/infrastructure, commodities, natural resources, fixed income, and gold/defensive. The Fund may be suited to investors seeking greater diversification and a potential hedge against rising interest rates and inflation.

•

The macro environment continues to be positive for equities and other risky assets. In QMA’s view, one potential danger is that markets may have already moved too far in discounting the improvement in fundamentals, as equity-market multiples have reached levels not seen since the technology bubble in the late 1990s. Equity valuations, however, look much less ominous compared to historically low rates on cash and sovereign bonds. Combined with the negative impact of the pandemic on commercial real estate, this makes equities look more favorable and may be fueling a TINA (“there is no alternative”) trade.

PGIM Real Assets Fund	9

Strategy and Performance Overview (continued)

•

In QMA’s view, fixed income spread products will likely continue to benefit from central bank buying and the global search for yield. However, spreads are not nearly as attractive as they had been, and some segments—such as speculative-grade debt—face fundamental challenges.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Real Assets Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Assets Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,072.20	1.27%	$6.62
	Hypothetical	$1,000.00	$1,018.75	1.27%	$6.44
Class C	Actual	$1,000.00	$1,069.00	2.00%	$10.40
	Hypothetical	$1,000.00	$1,015.08	2.00%	$10.13
Class Z	Actual	$1,000.00	$1,075.00	0.88%	$4.59
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47
Class R6	Actual	$1,000.00	$1,074.40	0.85%	$4.43
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Consolidated Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 84.1%

AFFILIATED MUTUAL FUNDS 82.8%
PGIM Global Real Estate Fund (Class R6)	288,043	$5,801,188
PGIM Jennison Global Infrastructure Fund (Class R6)	405,510	5,596,039
PGIM Jennison MLP Fund (Class R6)	566,224	2,247,908
PGIM Jennison Natural Resources Fund (Class R6)	193,872	5,509,849
PGIM QMA Commodity Strategies Fund (Class R6)	2,267,831	19,752,807
PGIM Select Real Estate Fund (Class R6)	514,022	5,813,586
PGIM Short Duration High Yield Income Fund (Class R6)	325,229	2,819,737
PGIM Short-Term Corporate Bond Fund (Class R6)	241,542	2,741,503
PGIM TIPS Fund (Class R6)	2,486,493	26,331,965

TOTAL AFFILIATED MUTUAL FUNDS (cost $75,475,189)(w)		76,614,582

EXCHANGE-TRADED FUND 1.3%
VanEck Vectors Gold Miners ETF (cost $1,203,730)	31,600	1,184,684

TOTAL LONG-TERM INVESTMENTS (cost $76,678,919)		77,799,266

SHORT-TERM INVESTMENTS 16.1%

AFFILIATED MUTUAL FUND 14.8%
PGIM Core Ultra Short Bond Fund (cost $13,666,782)(bb)(w)	13,666,782	13,666,782

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(bb)(k)(n) 1.3%
U.S. Treasury Bills	0.070%	12/17/20	200	199,977
U.S. Treasury Bills	0.080	12/17/20	100	99,989
U.S. Treasury Bills	0.100	12/17/20	50	49,994

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	13

Consolidated Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (bb)(k)(n)(Continued)
U.S. Treasury Bills	0.100%	12/17/20	900	$899,899

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,249,851)				1,249,859

TOTAL SHORT-TERM INVESTMENTS (cost $14,916,633)				14,916,641

TOTAL INVESTMENTS 100.2% (cost $91,595,552)				92,715,907
Liabilities in excess of other assets(z) (0.2)%				(181,433)

NET ASSETS 100.0%				$92,534,474

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

OTC—Over-the-counter

TIPS—Treasury Inflation-Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Consolidated Schedule of Investments:

Commodity Futures contracts outstanding at October 31, 2020(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Long Positions:
73	Gold 100 OZ	Dec. 2020	$13,723,270	$(296,065)
7	Silver	Dec. 2020	827,610	(103,002)

				$(399,067)

(1)	Represents positions held in the Cayman Subsidiary.

See Notes to Consolidated Financial Statements.

14

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Morgan Stanley & Co. LLC	$—	$1,249,859

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Affiliated Mutual Funds	$90,281,364	$—	$—
U.S. Treasury Obligations	—	1,249,859	—
Exchange-Traded Fund	1,184,684	—	—

Total	$91,466,048	$1,249,859	$—

Other Financial Instruments*
Liabilities
Commodity Futures Contracts.	$(399,067)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Fund Composition:

The fund composition of investments (excluding derivatives) and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

TIPS	28.5%
Commodity	21.3
Core Ultra Short Bond	14.8
Global Real Estate	6.3
Real Estate	6.3

Utilities/Infrastructure	6.0%
Natural Resources	6.0
Short Duration High Yield	3.0
Short-Term Debt	3.0
Master Limited Partnerships (MLPs)	2.4

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	15

Consolidated Schedule of Investments (continued)

as of October 31, 2020

Fund Composition (continued):

U.S. Treasury Obligations	1.3%
Exchange-Traded Fund	1.3

100.2
Liabilities in excess of other assets	(0.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. See the Notes to Consolidated Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	—	$—	Due from/to broker-variation margin futures	$399,067*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$2,267,417

See Notes to Consolidated Financial Statements.

16

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(1,038,735)

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$18,864,066	$151,115

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	17

Consolidated Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value:
Affiliated investments (cost $89,141,971)	$90,281,364
Unaffiliated investments (cost $2,453,581)	2,434,543
Due from broker—variation margin futures	96,880
Receivable for Fund shares sold	48,731
Due from Manager	7,308
Dividends and interest receivable	73
Prepaid expenses	2,915

Total Assets	92,871,814

Liabilities
Payable for Fund shares reacquired	204,122
Audit fee payable	52,001
Custodian and accounting fees payable	43,568
Accrued expenses and other liabilities	28,908
Affiliated transfer agent fee payable	5,440
Distribution fee payable	2,063
Trustees’ fees payable	994
Payable for investments purchased	244

Total Liabilities	337,340

Net Assets	$92,534,474

Net assets were comprised of:
Shares of beneficial interest, at par	$9,863
Paid-in capital in excess of par	102,026,658
Total distributable earnings (loss)	(9,502,047)

Net assets, October 31, 2020	$92,534,474

See Notes to Consolidated Financial Statements.

18

Class A
Net asset value and redemption price per share, ($4,694,401 ÷ 501,097 shares of beneficial interest issued and outstanding)	$9.37
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price to public	$9.92

Class C
Net asset value, offering price and redemption price per share, ($1,163,419 ÷ 125,121 shares of beneficial interest issued and outstanding)	$9.30

Class Z
Net asset value, offering price and redemption price per share, ($56,306,645 ÷ 5,998,680 shares of beneficial interest issued and outstanding)	$9.39

Class R6
Net asset value, offering price and redemption price per share, ($30,370,009 ÷ 3,237,844 shares of beneficial interest issued and outstanding)	$9.38

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	19

Consolidated Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Affiliated dividend income	$1,317,433
Interest income (net of inflationary and deflationary adjustments)	540,234
Unaffiliated dividend income	3,524

Total income	1,861,191

Expenses
Management fee	658,435
Distribution fee(a)	27,574
Custodian and accounting fees	138,334
Registration fees(a)	82,681
Transfer agent’s fees and expenses (including affiliated expense of $34,799)(a)	60,685
Audit fee	52,448
Legal fees and expenses	24,739
Shareholders’ reports	20,722
Trustees’ fees	12,331
Miscellaneous	17,662

Total expenses	1,095,611
Less: Fee waiver and/or expense reimbursement(a)	(623,049)
Distribution fee waiver(a)	(2,240)

Net expenses	470,322

Net investment income (loss)	1,390,869

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,930,427))	(1,271,071)
Affiliated net capital gain distributions received	1,087,111
Futures transactions	2,267,417
In-kind redemptions	1,809,599

3,893,056

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(4,567,525))	(5,570,386)
Futures	(1,038,735)
Foreign currencies	(259)

(6,609,380)

Net gain (loss) on investment and foreign currency transactions	(2,716,324)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,325,455)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	13,438	739	13,397	—	—
Registration fees	28,279	6,904	16,631	16,537	14,330
Transfer agent’s fees and expenses	9,061	597	2,193	48,629	205
Fee waiver and/or expense reimbursement	(54,275)	(7,677)	(24,410)	(356,545)	(180,142)
Distribution fee waiver	(2,240)	—	—	—	—

See Notes to Consolidated Financial Statements.

20

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,390,869	$2,081,744
Net realized gain (loss) on investment transactions	2,805,945	49,142
Affiliated net capital gain distributions received	1,087,111	636,664
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(6,609,380)	9,830,060

Net increase (decrease) in net assets resulting from operations	(1,325,455)	12,597,610

Dividends and Distributions
Distributions from distributable earnings
Class A	(102,388)	(99,493)
Class B	(2,494)	(2,229)
Class C	(24,363)	(19,384)
Class Z	(1,555,078)	(1,542,321)
Class R6	(783,021)	(850,613)

	(2,467,344)	(2,514,040)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	22,820,985	30,131,344
Net asset value of shares issued in reinvestment of dividends and distributions	2,467,076	2,513,485
Cost of shares reacquired	(27,352,239)	(76,098,722)

Net increase (decrease) in net assets from Fund share transactions	(2,064,178)	(43,453,893)

Total increase (decrease)	(5,856,977)	(33,370,323)

Net Assets:
Beginning of year	98,391,451	131,761,774

End of year	$92,534,474	$98,391,451

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	21

Notes to Consolidated Financial Statements

1.   Organization

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six series: PGIM Global Dynamic Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These consolidated financial statements relate only to the PGIM Real Assets Fund (the “Fund”).

The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the PGIM Real Assets Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Cayman Subsidiary, and the Fund’s role as sole shareholder of the Cayman Subsidiary. Except as otherwise described herein, the Cayman Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund. The consolidated financial statements of the Fund include the financial results of the Cayman Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Fund and the Cayman Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Cayman Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

22

To the extent of the Fund’s investment through the Cayman Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Cayman Subsidiary invests. By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The derivatives and other investments held by the Cayman Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission rules.

As of October 31, 2020, the Cayman Subsidiary had net assets of $14,569,110 representing 15.7% of the Fund’s net assets.

2.   Accounting Policies

The Fund and the Cayman Subsidiary (collectively hereafter, the “Fund”) follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Real Assets Fund	23

Notes to Consolidated Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

24

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Cayman Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment

PGIM Real Assets Fund	25

Notes to Consolidated Financial Statements (continued)

in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Inflation-Protected Securities: The Fund invests in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

26

The Fund invested in futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The Fund invested in commodity futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

PGIM Real Assets Fund	27

Notes to Consolidated Financial Statements (continued)

3.   Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into subadvisory agreements with QMA LLC (“QMA”) and PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, The Manager pays the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to and including $3 billion, 0.58% on the next $2 billion of average daily net assets, 0.57% on the next $5 billion of average daily net assets and 0.56% of the average daily net assets in excess of $10 billion (including the Cayman Subsidiary). The effective consolidated management fee rate before any waivers and/or expense reimbursements was 0.71% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit net annual operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses (including acquired fund taxes), transfer agency expenses (including sub-transfer agency and networking fees), and extraordinary expenses) of each class of shares to 0.85% of the Fund’s average daily net assets.

28

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the annual rate of 0.60% of the Cayman Subsidiary’s average daily net assets up to and including $3 billion, 0.58% on the next $2 billion of average daily net assets, 0.57% on the next $5 billion of average daily net assets and 0.56% of the average daily net assets in excess of $10 billion. The Manager has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver may not be terminated without prior approval of the Fund’s Board as long as long as the Fund remains invested or intends to invest in the Cayman Subsidiary. The Manager also has entered into a Subadvisory Agreement with QMA, relating to the Cayman Subsidiary.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% of the average daily net assets of Class A shares.

For the year ended October 31, 2020, PIMS received $12,008 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $51 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM, Inc., PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of

PGIM Real Assets Fund	29

Notes to Consolidated Financial Statements (continued)

Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended October 31, 2020, were $56,187,204 and $36,924,411, respectively. The aggregate cost of purchases and proceeds from sale of U.S. government securities represent $25,590,610 and $34,889,371, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

30

Affiliated mutual funds	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)
PGIM Core Ultra Short Bond Fund *	$3,370,267	$48,391,317	$38,094,802	$—
PGIM Global Real Estate Fund (Class R6)	15,564,844	4,683,581	10,063,400	(3,197,703)
PGIM Jennison Global Infrastructure Fund (Class R6)*	11,915,113	3,900,124	9,405,700**	(1,847,440)
PGIM Jennison MLP Fund (Class R6)*	2,171,035	3,423,851	1,814,585**	(483,676)
PGIM Jennison Natural Resources Fund (Class R6)*	1,920,024	6,690,777	3,534,900	1,200,831
PGIM QMA Commodity Strategies Fund (Class R6)*	—	23,374,000	3,178,000	77,437
PGIM Select Real Estate Fund (Class R6)	6,500,276	3,850,134	3,506,000	(447,859)
PGIM Short Duration High Yield Income Fund (Class R6)*	—	2,728,463	—	91,274
PGIM Short-Term Corporate Bond Fund (Class R6)*	—	6,277,973	3,841,300	163,870
PGIM TIPS Fund (Class R6)*	—	26,456,224	—	(124,259)

	$41,441,559	$129,776,444	$73,438,687	$(4,567,525)

Affiliated mutual funds	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distrib.
PGIM Core Ultra Short Bond Fund *	$—	$13,666,782	13,666,782	$23,071	$—
PGIM Global Real Estate Fund (Class R6)	(1,186,134)	5,801,188	288,043	563,601	954,450
PGIM Jennison Global Infrastructure Fund (Class R6)*	1,033,942	5,596,039	405,510	110,624	—
PGIM Jennison MLP Fund (Class R6)*	(1,048,717)	2,247,908	566,224	154,551	—
PGIM Jennison Natural Resources Fund (Class R6)*	(766,883)	5,509,849	193,872	99,277	—
PGIM QMA Commodity Strategies Fund (Class R6)*	(520,630)	19,752,807	2,267,831	—	—
PGIM Select Real Estate Fund (Class R6)	(582,965)	5,813,586	514,022	227,973	132,661
PGIM Short Duration High Yield Income Fund (Class R6)*	—	2,819,737	325,229	47,395	—
PGIM Short-Term Corporate Bond Fund (Class R6)*	140,960	2,741,503	241,542	76,890	—
PGIM TIPS Fund (Class R6)*	—	26,331,965	2,486,493	14,051	—

	$(2,930,427)	$90,281,364		$1,317,433	$1,087,111

*	The Funds did not have any capital gain distributions during the reporting period.
**	Amount includes return of capital distribution.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $1,909,966 of ordinary income and $557,378 of long-term capital gains. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $2,514,040 of ordinary income.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis were $1,058,787 of ordinary income and $2,479,577 of long-term capital gains.

PGIM Real Assets Fund	31

Notes to Consolidated Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$105,357,251	$2,381,795	$(15,422,206)	$(13,040,411)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and the tax treatment of the investment in the Cayman Subsidiary.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6. The Fund currently does not have any Class B shares outstanding.

32

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	4,408,653	73.5%
Class R6	2,492,868	77.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
3	70.0%	—	—%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	124,506	$1,148,571
Shares issued in reinvestment of dividends and distributions	10,768	102,388
Shares reacquired	(143,666)	(1,303,751)

Net increase (decrease) in shares outstanding before conversion	(8,392)	(52,792)
Shares issued upon conversion from other share class(es)	26,026	242,063
Shares reacquired upon conversion into other share class(es)	(1,269)	(11,887)

Net increase (decrease) in shares outstanding	16,365	$177,384

Year ended October 31, 2019:
Shares sold	65,539	$614,772
Shares issued in reinvestment of dividends and distributions	10,744	99,493
Shares reacquired	(209,889)	(1,990,315)

Net increase (decrease) in shares outstanding before conversion	(133,606)	(1,276,050)
Shares issued upon conversion from other share class(es)	22,582	211,672
Shares reacquired upon conversion into other share class(es)	(15,541)	(142,434)

Net increase (decrease) in shares outstanding	(126,565)	$(1,206,812)

Class B
Period ended June 26, 2020*:
Shares issued in reinvestment of dividends and distributions	260	$2,494
Shares reacquired	(5,641)	(54,552)

Net increase (decrease) in shares outstanding before conversion	(5,381)	(52,058)
Shares reacquired upon conversion into other share class(es)	(11,207)	(101,549)

Net increase (decrease) in shares outstanding	(16,588)	$(153,607)

Year ended October 31, 2019:
Shares issued in reinvestment of dividends and distributions	246	$2,229
Shares reacquired	(4,827)	(44,837)

Net increase (decrease) in shares outstanding before conversion	(4,581)	(42,608)
Shares reacquired upon conversion into other share class(es)	(14,880)	(137,276)

Net increase (decrease) in shares outstanding	(19,461)	$(179,884)

PGIM Real Assets Fund	33

Notes to Consolidated Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	22,208	$199,739
Shares issued in reinvestment of dividends and distributions	2,558	24,363
Shares reacquired	(38,155)	(357,083)

Net increase (decrease) in shares outstanding before conversion	(13,389)	(132,981)
Shares reacquired upon conversion into other share class(es)	(15,007)	(140,514)

Net increase (decrease) in shares outstanding	(28,396)	$(273,495)

Year ended October 31, 2019:
Shares sold	5,695	$49,825
Shares issued in reinvestment of dividends and distributions	2,121	19,384
Shares reacquired	(43,562)	(400,273)

Net increase (decrease) in shares outstanding before conversion	(35,746)	(331,064)
Shares reacquired upon conversion into other share class(es)	(10,437)	(98,896)

Net increase (decrease) in shares outstanding	(46,183)	$(429,960)

Class Z
Year ended October 31, 2020:
Shares sold	1,035,195	$9,401,584
Shares issued in reinvestment of dividends and distributions	163,849	1,554,810
Shares reacquired	(1,815,811)	(16,843,715)

Net increase (decrease) in shares outstanding before conversion	(616,767)	(5,887,321)
Shares issued upon conversion from other share class(es)	1,266	11,887

Net increase (decrease) in shares outstanding	(615,501)	$(5,875,434)

Year ended October 31, 2019:
Shares sold	533,310	$4,967,319
Shares issued in reinvestment of dividends and distributions	166,518	1,541,766
Shares reacquired	(2,929,292)	(26,655,264)

Net increase (decrease) in shares outstanding before conversion	(2,229,464)	(20,146,179)
Shares issued upon conversion from other share class(es)	18,076	166,934

Net increase (decrease) in shares outstanding	(2,211,388)	$(19,979,245)

Class R6
Year ended October 31, 2020:
Shares sold	1,268,192	$12,071,091
Shares issued in reinvestment of dividends and distributions	82,635	783,021
Shares reacquired	(937,799)	(8,793,138)

Net increase (decrease) in shares outstanding	413,028	$4,060,974

Year ended October 31, 2019:
Shares sold	2,692,983	$24,499,428
Shares issued in reinvestment of dividends and distributions	92,281	850,613
Shares reacquired	(4,950,846)	(47,008,033)

Net increase (decrease) in shares outstanding	(2,165,582)	$(21,657,992)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

34

8.   Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $207,000, borrowed at a weighted average interest rate of 2.15%. The maximum loan outstanding amount during the period was $207,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9.   Purchases & Redemption In-kind

On September 15, 2020, the Board approved changes which would change the way the Fund obtained exposure to a particular asset class by investing in an applicable PGIM Retail Mutual Fund (the “Underlying Fund”) utilizing a substantially similar investment strategy rather than from investing in direct investments.

As of the close of business on October 23, 2020, the Fund delivered portfolio securities and other assets to the PGIM TIPS Fund in exchange for Class R6 shares.

PGIM Real Assets Fund	35

Notes to Consolidated Financial Statements (continued)

The following table is a summary of the value of such securities and other assets that were transferred in-kind and the shares purchased in-kind of the Underlying Fund.

Sleeve	Market Value of Net Assets Transferred	Applicable Underlying Fund	Applicable Underlying Fund Shares of R6 Received
TIPS	$26,442,173	PGIM TIPS Fund	2,485,167

In-kind redemption gains and losses are included in the calculation of a Fund’s taxable gain (loss) for federal income tax purposes.

10.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) stating that income derived from the Fund’s investment in the Cayman Subsidiary will be considered qualifying regulated investment company (RIC) income for tax purposes. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, also support this result. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired gold/defensive investment strategy.

Commodity Risk: The values of commodities and commodity-linked investments are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, US agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities. In addition, the commodities markets are subject to temporary distortions or other disruptions due to a variety of factors, including participation of speculators, government intervention and regulation, and certain lack of liquidity in the markets.

36

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the underlying funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these underlying funds and their investments. Because the Fund’s allocation among different underlying funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an underlying fund will also expose the Fund to a pro rata portion of the underlying fund’s fees and expenses. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Interest Rate Risk: Interest rate increases can cause the price of a debt security to decrease. In addition, if a security that the Fund holds is prepaid during a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations. The Fund may lose money if

PGIM Real Assets Fund	37

Notes to Consolidated Financial Statements (continued)

short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

38

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

PGIM Real Assets Fund	39

Notes to Consolidated Financial Statements (continued)

Real Estate Related Securities Risk: The Fund’s investment in certain Underlying Funds will expose the Fund to the performance of the real estate markets. The value of real estate securities in general, and real estate investment trusts (REITs) in particular, is subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Risks of Investing in Treasury Inflation Protected Securities (TIPS): The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds TIPS, a Fund may earn less on the security than on a conventional bond.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

11.   Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31,

40

2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Real Assets Fund	41

Consolidated Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.74	$8.98	$9.44	$9.36	$9.36
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.13	0.14	0.12	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.26)	0.81	(0.44)	0.12	0.04
Total from investment operations	(0.15)	0.94	(0.30)	0.24	0.11
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.16)	(0.12)	(0.08)
Tax return of capital distributions	-	-	- (b)	(0.04)	-
Distributions from net realized gains	(0.06)	-	-	- (b)	(0.03)
Total dividends and distributions	(0.22)	(0.18)	(0.16)	(0.16)	(0.11)
Net asset value, end of year	$9.37	$9.74	$8.98	$9.44	$9.36
Total Return(c):	(1.61)%	10.55%	(3.25)%	2.60%	1.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,694	$4,719	$5,487	$6,702	$8,260
Average net assets (000)	$4,479	$5,438	$6,032	$7,589	$9,456
Ratios to average net assets(d)(e) :
Expenses after waivers and/or expense reimbursement	0.86%	0.85%	0.77%	0.66%	0.65%
Expenses before waivers and/or expense reimbursement	2.12%	1.57%	1.77%	1.28%	1.29%
Net investment income (loss)	1.14%	1.43%	1.50%	1.33%	0.80%
Portfolio turnover rate(f)(g)	96%	60%	77%	96%	99%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Consolidated Financial Statements.

42

Class C Shares
		Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.68	$8.93	$9.39	$9.32	$9.34
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	0.07	0.05	- (b)
Net realized and unrealized gain (loss) on investment transactions	(0.25)	0.79	(0.43)	0.11	0.04
Total from investment operations	(0.21)	0.86	(0.36)	0.16	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.10)	(0.07)	(0.03)
Tax return of capital distributions	-	-	- (b)	(0.02)	-
Distributions from net realized gains	(0.06)	-	-	- (b)	(0.03)
Total dividends and distributions	(0.17)	(0.11)	(0.10)	(0.09)	(0.06)
Net asset value, end of year	$9.30	$9.68	$8.93	$9.39	$9.32
Total Return(c):	(2.26)%	9.75%	(3.93)%	1.74%	0.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,163	$1,486	$1,783	$2,607	$3,072
Average net assets (000)	$1,340	$1,620	$2,178	$2,932	$3,291
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.58%	1.56%	1.49%	1.41%	1.40%
Expenses before waivers and/or expense reimbursement	3.40%	2.45%	2.70%	1.98%	1.99%
Net investment income (loss)	0.41%	0.72%	0.78%	0.56%	0.02%
Portfolio turnover rate(f)(g)	96%	60%	77%	96%	99%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	43

Consolidated Financial Highlights(continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.75	$8.99	$9.45	$9.38	$9.37
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.17	0.15	0.09
Net realized and unrealized gain (loss) on investment transactions	(0.26)	0.81	(0.44)	0.10	0.05
Total from investment operations	(0.11)	0.97	(0.27)	0.25	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.21)	(0.19)	(0.14)	(0.10)
Tax return of capital distributions	-	-	- (b)	(0.04)	-
Distributions from net realized gains	(0.06)	-	-	- (b)	(0.03)
Total dividends and distributions	(0.25)	(0.21)	(0.19)	(0.18)	(0.13)
Net asset value, end of year	$9.39	$9.75	$8.99	$9.45	$9.38
Total Return(c):	(1.18)%	10.94%	(2.91)%	2.74%	1.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,307	$64,495	$79,349	$84,752	$94,614
Average net assets (000)	$58,559	$67,444	$85,493	$94,426	$91,393
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.50%	0.49%	0.42%	0.41%	0.40%
Expenses before waivers and/or expense reimbursement	1.11%	1.07%	0.99%	0.98%	0.99%
Net investment income (loss)	1.58%	1.76%	1.83%	1.57%	0.99%
Portfolio turnover rate(f)(g)	96%	60%	77%	96%	99%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Consolidated Financial Statements.

44

Class R6 Shares
		Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.75	$8.98	$9.44	$9.37	$9.36
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.17	0.18	0.15	0.10
Net realized and unrealized gain (loss) on investment transactions	(0.24)	0.82	(0.44)	0.11	0.05
Total from investment operations	(0.11)	0.99	(0.26)	0.26	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.20)	(0.15)	(0.11)
Tax return of capital distributions	-	-	- (b)	(0.04)	-
Distributions from net realized gains	(0.06)	-	-	- (b)	(0.03)
Total dividends and distributions	(0.26)	(0.22)	(0.20)	(0.19)	(0.14)
Net asset value, end of year	$9.38	$9.75	$8.98	$9.44	$9.37
Total Return(c):	(1.18)%	11.15%	(2.85)%	2.83%	1.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$30,370	$27,530	$44,822	$69,957	$65,833
Average net assets (000)	$28,578	$42,776	$64,112	$71,614	$60,978
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.41%	0.40%	0.36%	0.32%	0.32%
Expenses before waivers and/or expense reimbursement	1.04%	0.98%	0.92%	0.89%	0.91%
Net investment income (loss)	1.42%	1.88%	1.93%	1.58%	1.08%
Portfolio turnover rate(f)(g)	96%	60%	77%	96%	99%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Real Assets Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Real Assets Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of October 31, 2020, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended October 31, 2019 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.05 for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 8.94% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Real Assets Fund	16.61%	9.29%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 5.71% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Real Assets Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Real Assets Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Real Assets Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Real Assets Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Real Assets Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Assets Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of QMA LLC (“QMA”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM Real Assets Fund is a series of Prudential Investment Portfolios 3.

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA and PGIM on behalf of its PGIM Fixed Income unit, which serve as the Fund’s subadvisers pursuant to the terms of separate subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA and PGIM Fixed Income. The Board noted that QMA and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers as well as PGIM Investments’ recommendation, based on its review of each subadviser, to renew each subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA and PGIM Fixed Income and also considered the qualifications, backgrounds and responsibilities of the QMA and PGIM Fixed Income portfolio managers who are responsible for the

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day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s, and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, QMA and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA and PGIM Fixed Income and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA, and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the mutual funds included in the Peer Group, which was used to consider expenses and fees, were selected by PGIM Investments. In certain circumstances, PGIM Investments

Visit our website at pgiminvestments.com

also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•

The Board noted that the Fund outperformed one of its benchmark indices (a custom blended index) over the one-year period, though it underperformed over the three- and five-year periods. The Board also noted that the Fund outperformed its other benchmark index (the Bloomberg Barclays US TIPS Index) over the one- and three-year periods, though it underperformed over the five-year period.

•

The Board also considered that the Fund outperformed its blended benchmark and Peer Universe during the first quarter of 2019 and has outperformed its Peer Universe for the trailing one-year period ended March 31, 2019.

•

The Board and PGIM Investments agreed to continue the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the annual operating expenses of each class of the Fund’s shares at 0.85% through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Assets Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102
	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Assets Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ASSETS FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PUDAX	PUDCX	PUDZX	PUDQX
CUSIP	74440K819	74440K785	74440K777	74440K744

MF207E

PGIM GLOBAL DYNAMIC BOND FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Global Dynamic Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Dynamic Bond Fund

December 15, 2020

PGIM Global Dynamic Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	–5.60	4.62 (11/3/15)
(without sales charges)	–2.43	5.32 (11/3/15)
Class C
(with sales charges)	–3.97	4.52 (11/3/15)
(without sales charges)	–3.08	4.52 (11/3/15)
Class Z
(without sales charges)	–2.09	5.64 (11/3/15)
Class R6
(without sales charges)	–1.94	5.67 (11/3/15)
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index
	1.37	1.50
Bloomberg Barclays Global Aggregate Index
	5.63	3.90

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the commencement of operations for Class Z shares (November 3, 2015) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Dynamic Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BOFA IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Bloomberg Barclays Global Aggregate Index—The Bloomberg Barclays Global Aggregate Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes eurodollar and euro-yen corporate bonds, and Canadian government, agency, and corporate securities.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.82	2.90	1.09
Class C	0.75	2.25	–1.08
Class Z	0.85	3.35	2.98
Class R6	0.86	3.40	3.09

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	2.1
AA	1.5
A	8.1
BBB	20.6
BB	31.2
B	18.0
CCC	5.4
CC	0.1
C	0.1
Not Rated	11.9
Cash/Cash Equivalents	1.0
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Global Dynamic Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Dynamic Bond Fund’s Class Z shares returned -2.09% in the 12-month reporting period that ended October 31, 2020, underperforming the 1.37% return of the ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

•

Following several stable months, the second half of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as COVID-19 and an oil price shock led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the global economy and financial markets, spreads subsequently tightened sharply, but most spread sectors remained wider than their pre-COVID-19 levels at the end of the period.

•

At the beginning of the period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. The signing of a phase one US-China trade deal, declining Brexit (i.e., the United Kingdom’s decision to leave the European Union) uncertainty, and stable monetary policy further boosted sentiment toward the end of 2019. At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields and, to a lesser extent, the decline in other developed market rates.

•

After generating gains throughout the latter part of 2019, spread sectors declined sharply during the first quarter of 2020. US and European investment-grade corporate bond spreads widened dramatically before narrowing into quarter-end following aggressive actions from the Federal Reserve (the Fed) and European Central Bank. Collateralized loan obligation (CLO) spreads widened across the board, with US CLO AAA-rated tranches widening 117 basis points (bps) to 250 bps and US CLO AA-rated tranches widening 195 bps during the first quarter. (One basis point equals 0.01%.) Commercial mortgage-backed securities (CMBS) markets also widened across the capital stack, with spreads on high-quality tranches of US conduit CMBS widening by

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98 bps during the quarter and by as much as 250 bps during March 2020 before the Fed intervened to stabilize markets. High yield bond spreads rose to their widest levels since the 2008-09 financial crisis, with US high yield spreads widening to 1,087 bps the last week of March, up from a trough of 338 bps in January, and European high yield spreads widening by 437 bps to end the first quarter at 745 bps.

•

Following a difficult first quarter, spread markets rebounded sharply in the second and third quarters of 2020 as the unprecedented fiscal and monetary policy responses, including a near-zero US federal funds rate and the European Union’s €750 billion recovery fund, significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual reopening of the economy helped spreads decline sharply over the last seven months of the period. However, as of the end of the period, most assets remained wider than where they began in 2020. Investment-grade spreads and high yield spreads continued to tighten in the third quarter but remained well wider than where they began the year. Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wide of where they began in 2020. Meanwhile, US CLO AAA-rated tranches were one of the few assets that revisited pre-COVID-19 levels, ending the period only slightly wider than where they began the year.

•

US Treasury rates sold off and steepened for the entire period, with the 10-year/2-year Treasury spread rising from 0.17% to 0.74%. US Treasury yields fell sharply, with the yield on the 2-year Treasury note declining from 1.63% to 0.18% and the yield on the 10-year Treasury note declining from 1.78% to 0.88%. In early August 2020, the US 10-year Treasury dropped to its year-to-date lows as COVID-19 cases flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic reopening. The Treasury curve then bear-steepened the last three months of the period, as the US 5-year yield rose by 17 bps and the 30-year yield rose by 46 bps after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% target. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.) Meanwhile, other major market rates remained significantly below US rates, with the 10-year German bund yield declining to -0.62% by the end of the period and the 10-year Japanese government bond yield resting just above 0%. Despite more favorable growth fundamentals than the US, even the Australian 10-year yield was sitting comfortably below 1% by the end of the period.

What worked?

•

During the reporting period, the Fund’s duration positioning was a significant contributor to performance. Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.

•	Security selection in developed-markets Treasuries, equities, and sovereigns, as well as emerging markets Treasuries, boosted returns over the period.

PGIM Global Dynamic Bond Fund	9

Strategy and Performance Overview (continued)

•	Within credit, positions in the upstream energy, telecom, and chemicals were the largest contributors to performance.

•	Looking at specific issuers, overweights to Greece, Range Resources Corp. (upstream energy), and Embarq Corp. (telecom) were the largest single-named contributors to returns.

•

Although overall currency positioning hurt performance, underweights to the Brazilian real and Turkish lira, along with overweights to the Chinese yuan and euro relative to the Index, helped to offset some of the losses.

What didn’t work?

•	The Fund’s yield curve-flattener positioning, primarily in US rates, detracted from performance as the curve steepened over the period.

•

Security selection in developed-markets high yield, emerging markets sovereigns, developed-markets investment-grade corporates, and developed markets LIBOR (London Interbank Offered Rate) derivatives detracted from the Fund’s performance.

•	Positioning within AMC Entertainment Holdings, Inc. (gaming, lodging & leisure), Diamond Sports (media & entertainment), and Mexico sovereign debt were among the largest detractors from performance.

•

Currency positioning hurt performance over the period. Overweights to the Czech koruna, Polish zloty, and Norwegian krone, along with an underweight relative to the Index to the Australian dollar, were among the largest detractors from performance.

Did the Fund use derivatives?

The Fund used interest rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. Credit derivatives, primarily in the form of credit default swap index (CDX) positions, were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives which detracted from performance during the period.

Current outlook

•

COVID-19 and the lockdowns implemented to fight it have taken a heavy toll on the economy, with global growth absorbing the most severe hit in many decades. The severity of the contraction triggered a torrent of monetary and fiscal stimulus, including cutting policy rates, initiating asset purchases, and expanding liquidity facilities. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spread sectors rebounded sharply during the last seven months of the reporting period.

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•

Developed market interest rates remained range-bound in the third quarter of 2020, and PGIM Fixed Income generally expects the trend to continue in the fourth quarter of 2020 with periodic bouts of volatility in risk assets. With central banks re-examining how to achieve the inflation targets that they have been missing and with plenty of slack in the global economy, PGIM Fixed Income has every reason to expect the quantitative easing flood to continue, given its key role in underpinning the markets and the recovery. With the heightened probability for increased, short-term volatility, PGIM Fixed Income continues to believe that the US 10-year yield may trade near the bottom of the current 50-100 bp range through the end of the year. PGIM Fixed Income has less conviction on its views in Europe amid flatter yield curves and lower yields relative to the US.

•

Although spread sectors have continued to rebound from their March wides, spreads largely remain wide of their pre-COVID-19 levels. PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the pandemic. However, PGIM Fixed Income maintains a positive view of the credit sectors over the medium to long term and is currently overweight an array of credit sectors, including both investment-grade and high yield corporates, high-quality structured products, and emerging markets. In PGIM Fixed Income’s view, these allocations represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The US election process, the policy aftermath, and COVID-19 are just a few of the risks investors face in the fourth quarter of 2020 and beyond. But the configuration of value, fundamentals, and fiscal and monetary policies leaves PGIM Fixed Income relatively optimistic about the bond market outlook. Unless the market’s worst fears materialize, PGIM Fixed Income expects credit sectors to perform better than feared, finding that the combination of moderate growth and high levels of quantitative easing keeps government yields low and encourages a search for yield that further compresses credit spreads.

PGIM Global Dynamic Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

12	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Dynamic Bond Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,120.00	1.20%	$6.39
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09
Class C	Actual	$1,000.00	$1,117.20	1.95%	$10.38
	Hypothetical	$1,000.00	$1,015.33	1.95%	$9.88
Class Z	Actual	$1,000.00	$1,121.90	0.85%	$4.53
	Hypothetical	$1,000.00	$1,020.86	0.85%	$4.32
Class R6	Actual	$1,000.00	$1,123.50	0.80%	$4.27
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund's fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Dynamic Bond Fund	13

Schedule of Investments

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 93.8%

ASSET-BACKED SECURITIES 4.6%

Cayman Islands 0.8%
MidOcean Credit CLO,
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.903%(c)	02/20/31		250	$243,161
Zais CLO Ltd.,
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	1.187(c)	04/15/29		242	234,521

					477,682

Spain 0.8%
TFS,
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900(c)	04/16/23	EUR	507	540,746

United States 3.0%
Laurel Road Prime Student Loan Trust,
Series 2019-A, Class R, IO, 144A	0.000	10/25/48		1,731	121,181
Legacy Mortgage Asset Trust,
Series 2019-GS01, Class A1, 144A	4.000	01/25/59		69	70,408
Series 2019-GS02, Class A1, 144A	3.750	01/25/59		156	155,934
Series 2019-SL01, Class A, 144A	4.000(cc)	12/28/54		51	51,360
Oportun Funding IX LLC,
Series 2018-B, Class D, 144A (original cost $483,750; purchased 10/29/20)(f)	5.770	07/08/24		500	483,750
Oportun Funding XIII LLC,
Series 2019-A, Class B, 144A (original cost $99,984; purchased 07/25/19)(f)	3.870	08/08/25		100	100,558
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.999(c)	02/25/23		100	97,725
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799(c)	08/25/25		100	96,578
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.949(c)	06/25/24		820	774,310

					1,951,804

TOTAL ASSET-BACKED SECURITIES (cost $3,068,790)					2,970,232

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS 0.5%

United States
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000%(c)	11/03/25		178	$186,900
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000(c)	06/24/24(d)		175	128,625

TOTAL BANK LOANS (cost $349,823)					315,525

COMMERCIAL MORTGAGE-BACKED SECURITIES 5.3%

Canada 0.1%
Real Estate Asset Liquidity Trust,
Series 2020-01A, Class A1, 144A	2.381(cc)	02/12/55	CAD	73	55,087

United States 5.2%
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.798(c)	10/15/36		608	586,252
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.648(c)	12/15/36		749	716,014
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.989(c)	11/15/23		100	98,987
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.298(c)	05/15/36		275	270,178
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.798(c)	05/15/36		250	244,374
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36		250	237,802
FHLMC Multifamily Structured Pass-Through Certificates,
Series K111, Class X1, IO	1.573(cc)	05/25/30		480	60,774
Series K113, Class X1, IO	1.490(cc)	06/25/30		1,610	181,074

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
MKT Mortgage Trust,
Series 2020-525M, Class F, 144A	2.941%(cc)	02/12/40		550	$473,036
Morgan Stanley Capital I Trust,
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36		650	499,257

					3,367,748

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,614,488)					3,422,835

CORPORATE BONDS 48.9%

Brazil 1.4%
Petrobras Global Finance BV,
Gtd. Notes	5.375	10/01/29	GBP	415	576,782
Gtd. Notes, EMTN	6.250	12/14/26	GBP	200	288,968

					865,750

Canada 1.4%
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	12/01/24		180	135,416
Sr. Unsec’d. Notes, 144A	7.875	04/15/27		480	349,574
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.,
Gtd. Notes, 144A	4.875	02/15/30		85	80,775
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes	4.250	04/15/27		200	202,494
MEG Energy Corp.,
Gtd. Notes, 144A	7.125	02/01/27		45	40,514
NOVA Chemicals Corp.,
Sr. Unsec’d. Notes, 144A	5.250	06/01/27		100	97,429

					906,202

China 0.9%
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes	1.750	06/14/22	EUR	200	235,087

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

China (cont’d.)
Sinopec Group Overseas Development 2015 Ltd.,
Gtd. Notes	1.000%	04/28/22	EUR	200	$235,996
State Grid Europe Development 2014 PLC,
Gtd. Notes, Series A	1.500	01/26/22	EUR	100	118,394

					589,477

France 2.0%
Adevinta ASA,
Sr. Sec’d. Notes, 144A	3.000	11/15/27	EUR	100	117,282
Altice France SA,
Sr. Sec’d. Notes	3.375	01/15/28	EUR	400	440,238
Credit Agricole Assurances SA,
Sub. Notes	4.250(ff)	—(rr)	EUR	100	125,568
Loxam SAS,
Sr. Sub. Notes	4.500	04/15/27	EUR	100	96,725
Sr. Sub. Notes	5.750	07/15/27	EUR	280	285,948
SPCM SA,
Sr. Unsec’d. Notes, 144A	2.000	02/01/26	EUR	100	116,319
Sr. Unsec’d. Notes, 144A	2.625	02/01/29	EUR	100	116,306

					1,298,386

Germany 1.4%
Atotech Alpha 2 BV,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%	8.750	06/01/23		200	201,112
Nidda BondCo GmbH,
Gtd. Notes, 144A	5.000	09/30/25	EUR	100	113,262
thyssenkrupp AG,
Sr. Unsec’d. Notes, EMTN	2.750	03/08/21	EUR	100	116,489
Vertical Midco GmbH,
Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR	100	117,693
Volkswagen International Finance NV,
Gtd. Notes	2.700(ff)	—(rr)	EUR	100	115,883
Gtd. Notes	4.625(ff)	—(rr)	EUR	200	246,323

					910,762

India 0.2%
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	118,491

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Indonesia 1.6%
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes	2.875%	10/25/25	EUR	500	$621,010
Sr. Unsec’d. Notes	5.500	11/22/21		250	261,577
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	100	111,779

					994,366

Ireland 0.2%
Virgin Media Vendor Financing Notes III DAC,
Gtd. Notes	4.875	07/15/28	GBP	100	129,300

Italy 0.7%
Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa,
Sr. Unsec’d. Notes	1.375	07/20/22	EUR	100	118,717
Assicurazioni Generali SpA,
Sub. Notes, EMTN	5.500(ff)	10/27/47	EUR	100	135,978
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, 144A	3.125	07/14/22		200	206,054

					460,749

Jamaica 0.6%
Digicel Group 0.5 Ltd.,
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%	10.000	04/01/24		105	79,632
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
Sr. Sec’d. Notes, 144A	8.750	05/25/24		200	200,020
Digicel Ltd.,
Gtd. Notes, 144A	6.750	03/01/23		200	124,003

					403,655

Kazakhstan 0.3%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF	50	56,518
Gtd. Notes	3.638	06/20/22	CHF	100	112,228

					168,746

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Luxembourg 2.2%
ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000%		06/30/27		EUR	400	$450,719
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000		06/30/27		EUR	300	338,040
Intelsat Jackson Holdings SA, Gtd. Notes	5.500		08/01/23	(d)		440	258,893
Intelsat Luxembourg SA, Gtd. Notes	8.125		06/01/23	(d)		150	5,497
Matterhorn Telecom SA, Sr. Sec’d. Notes	3.125		09/15/26		EUR	100	110,590
Picard Bondco SA, Gtd. Notes	5.500		11/30/24		EUR	200	228,271

							1,392,010

Mexico 1.5%
Petroleos Mexicanos,
Gtd. Notes	3.625		11/24/25		EUR	200	210,792
Gtd. Notes	6.500		01/23/29			40	35,679
Gtd. Notes	6.840		01/23/30			70	62,390
Gtd. Notes, EMTN	1.875		04/21/22		EUR	100	112,712
Gtd. Notes, EMTN	3.750		02/21/24		EUR	200	223,174
Gtd. Notes, EMTN	3.750		04/16/26		EUR	100	103,740
Gtd. Notes, EMTN	4.875		02/21/28		EUR	200	207,136

							955,623

Netherlands 1.8%
OCI NV,
Sr. Sec’d. Notes	3.125		11/01/24		EUR	350	401,513
United Group BV,
Sr. Sec’d. Notes, 144A	3.125		02/15/26		EUR	400	435,579
Ziggo Bond Co. BV,
Gtd. Notes, 144A	3.375		02/28/30		EUR	300	332,528

							1,169,620

Peru 0.2%
Peru Enhanced Pass-Through Finance Ltd.,
Pass-Through Certificates	1.962	(s)	06/02/25			162	153,023

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Russia 0.6%
Gazprom PJSC Via Gaz Capital SA,
Sr. Unsec’d. Notes	2.500%		03/21/26	EUR	100	$118,744
Sr. Unsec’d. Notes	4.250		04/06/24	GBP	100	137,641
Russian Railways Via RZD Capital PLC,
Sr. Unsec’d. Notes	0.898		10/03/25	CHF	100	106,479
Sr. Unsec’d. Notes	1.195		04/03/28	CHF	50	52,537

						415,401

South Africa 1.0%
Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, 144A, MTN	6.350		08/10/28		200	206,514
Gov’t. Gtd. Notes, MTN	6.350		08/10/28		400	413,027

						619,541

Spain 0.6%
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes	6.750		11/01/21	EUR	250	140,225
Sr. Sec’d. Notes, 144A	10.750		09/30/23	EUR	199	232,404

						372,629

Ukraine 0.2%
NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125		07/19/24	EUR	100	111,413

United Arab Emirates 0.4%
DP World PLC,
Sr. Unsec’d. Notes	2.375		09/25/26	EUR	100	117,296
Sr. Unsec’d. Notes	4.250		09/25/30	GBP	100	143,198

						260,494

United Kingdom 3.7%
BP Capital Markets PLC,
Gtd. Notes	4.375	(ff)	—(rr)		250	260,069
Co-Operative Group Ltd.,
Sr. Unsec’d. Notes	5.125		05/17/24	GBP	150	203,611
eG Global Finance PLC,
Sr. Sec’d. Notes	4.375		02/07/25	EUR	450	479,545
Sr. Sec’d. Notes, 144A	4.375		02/07/25	EUR	100	106,565

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
Ladbrokes Group Finance PLC,
Sr. Sec’d. Notes	5.125%		09/08/23		GBP	300	$401,485
Lloyds Banking Group PLC,
Sub. Notes	4.582		12/10/25			200	221,766
Merlin Entertainments Ltd.,
Sec’d. Notes, 144A	5.750		06/15/26			200	186,563
Natwest Group PLC,
Sr. Unsec’d. Notes, EMTN	2.000	(ff)	03/08/23		EUR	100	119,131
Stonegate Pub Co. Financing 2019 PLC,
Sr. Sec’d. Notes, 144A	8.250		07/31/25		GBP	300	361,623

							2,340,358

United States 26.0%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875		08/15/26			200	191,607
Air Products and Chemicals, Inc.,
Sr. Unsec’d. Notes, EMTN	0.500		05/05/28		EUR	150	179,345
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875		12/15/24	(d)		400	264
Altria Group, Inc.,
Gtd. Notes	3.125		06/15/31		EUR	100	135,966
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000		06/15/26			390	21,823
Sr. Sec’d. Notes, 144A	10.500		04/24/26			45	23,244
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250		03/15/26			150	150,357
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875		06/21/27		EUR	100	125,643
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.875		08/20/26			275	301,807
Antero Resources Corp.,
Gtd. Notes	5.000		03/01/25			100	74,105
Gtd. Notes	5.125		12/01/22			50	46,370
Gtd. Notes	5.625		06/01/23			175	145,291
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000		11/01/27			93	90,904
Sr. Unsec’d. Notes, 144A	7.000		11/01/26			50	44,231

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	9.875%		04/01/27			325	$363,128
Avantor Funding Inc,
Sr. Sec’d. Notes, 144A	2.625		11/01/25		EUR	100	116,465
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A	9.750		09/01/26			250	262,736
Bank of America Corp.,
Jr. Sub. Notes, Series X	6.250	(ff)	—(rr)			250	271,565
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500		01/31/27			15	16,391
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000		01/30/28			50	49,380
Gtd. Notes, 144A	5.250		01/30/30			50	49,182
Gtd. Notes, 144A	7.250		05/30/29			30	32,279
Beazer Homes USA, Inc.,
Gtd. Notes	5.875		10/15/27			100	101,967
Gtd. Notes	6.750		03/15/25			175	180,586
Gtd. Notes	7.250		10/15/29			75	80,714
Boeing Co. (The),
Sr. Unsec’d. Notes	5.805		05/01/50			80	93,814
Brinker International, Inc.,
Gtd. Notes, 144A	5.000		10/01/24			100	100,236
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.125		05/15/29			65	70,613
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A	5.250		10/15/25			125	118,723
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	4.625		02/01/29			50	50,469
Sr. Unsec’d. Notes, 144A	5.000		02/01/31			85	86,819
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.750		03/01/30			169	177,668
Sr. Unsec’d. Notes, 144A	5.375		06/01/29			50	53,925
CEC Entertainment, Inc.,
Gtd. Notes	8.000		02/15/22	(d)		150	6,816
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series P	7.600		09/15/39			80	90,104
Chemours Co. (The),
Gtd. Notes	5.375		05/15/27			125	122,837
Gtd. Notes	6.625		05/15/23			75	74,720
Gtd. Notes	7.000		05/15/25	(a)		250	252,070
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250		08/01/24			25	21,254

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	9.250%		02/15/24			355	$309,049
CNX Resources Corp.,
Gtd. Notes, 144A	7.250		03/14/27			125	131,880
Comcast Corp.,
Gtd. Notes	0.750		02/20/32		EUR	300	356,570
CommScope Technologies LLC,
Gtd. Notes, 144A	6.000		06/15/25			65	64,460
Crown European Holdings SA,
Gtd. Notes, 144A	2.875		02/01/26		EUR	125	152,098
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	6.500		06/01/26			100	104,573
Dana, Inc.,
Sr. Unsec’d. Notes	5.375		11/15/27			165	171,325
Danaher Corp.,
Sr. Unsec’d. Notes	2.100		09/30/26		EUR	100	129,836
DH Europe Finance II Sarl,
Gtd. Notes	0.450		03/18/28		EUR	100	117,674
Diamond BC BV,
Sr. Unsec’d. Notes	5.625		08/15/25		EUR	200	229,942
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625		08/15/27			510	211,636
DISH DBS Corp.,
Gtd. Notes	7.750		07/01/26			75	79,533
Eli Lilly & Co.,
Sr. Unsec’d. Notes	0.625		11/01/31		EUR	100	122,406
Embarq Corp.,
Sr. Unsec’d. Notes	7.995		06/01/36			625	731,250
Energizer Gamma Acquisition BV,
Gtd. Notes	4.625		07/15/26		EUR	300	357,925
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G	7.125	(ff)	—(rr)			200	163,385
Everi Payments, Inc.,
Gtd. Notes, 144A	7.500		12/15/25			78	78,890
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A	5.625		02/01/26	(d)		106	25,684
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes (original cost $21,063; purchased 09/12/19)(f)	6.750		01/15/22			25	23,167

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes (original cost $ 32,000; purchased 10/25/19)(f)	8.625%		01/15/21		50	$8,986
Sr. Unsec’d. Notes (original cost $ 102,000; purchased 04/02/19 - 10/25/19)(f)	8.625		01/15/21		150	27,000
Fidelity National Information Services, Inc., Gtd. Notes	1.100		07/15/24	EUR	100	121,276
Fiserv, Inc., Sr. Unsec’d. Notes	0.375		07/01/23	EUR	100	117,933
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375		11/01/23		125	133,932
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625		04/15/26		275	275,837
Golden Nugget, Inc., Gtd. Notes, 144A	8.750		10/01/25		200	164,135
Goldman Sachs Group, Inc. (The), Sub. Notes	4.750		10/12/21	EUR	100	121,332
Griffon Corp., Gtd. Notes	5.750		03/01/28		100	104,805
HCA, Inc., Gtd. Notes	5.625		09/01/28		100	116,304
Hexion, Inc., Gtd. Notes, 144A	7.875		07/15/27		100	103,804
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A	6.250		11/01/28		150	137,686
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250		02/15/26		300	287,471
iHeartCommunications, Inc., Gtd. Notes	8.375		05/01/27		150	146,269
Intrado Corp., Gtd. Notes, 144A	8.500		10/15/25		75	67,503
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes, 144A	6.500		04/15/29		80	89,893
JPMorgan Chase & Co., Jr. Sub. Notes, Series R	6.000	(ff)	—(rr)		250	256,204
KB Home, Gtd. Notes	4.800		11/15/29		150	162,133
Kraft Heinz Foods Co., Gtd. Notes	3.000		06/01/26		150	153,076
Gtd. Notes, 144A	3.750		04/01/30		75	78,855

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Laureate Education, Inc.,
Gtd. Notes, 144A	8.250%		05/01/25		155	$165,092
Medtronic Global Holdings SCA,
Gtd. Notes	0.750		10/15/32	EUR	200	238,804
Gtd. Notes	1.500		07/02/39	EUR	100	123,986
Morgan Stanley,
Jr. Sub. Notes, Series J, 3 Month LIBOR + 3.810%
(Cap N/A, Floor 0.000%)	4.047	(c)	—(rr)		250	245,935
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.325		03/24/25	EUR	100	122,204
Gtd. Notes	3.692		06/05/28	GBP	155	204,205
Nabors Industries, Inc.,
Gtd. Notes	5.750		02/01/25		75	19,858
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500		08/15/28		120	119,682
Gtd. Notes, 144A	9.125		07/15/26		125	133,766
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	2.700		08/15/22		32	29,559
OneMain Finance Corp.,
Gtd. Notes	7.125		03/15/26		200	221,664
ONEOK, Inc.,
Gtd. Notes	3.100		03/15/30		265	254,596
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A	5.625		01/15/27		125	127,756
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A	5.875		06/01/25		11	11,166
Range Resources Corp.,
Gtd. Notes, 144A	9.250		02/01/26		350	371,085
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A	8.000		11/15/26		85	85,179
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875		04/15/40		75	77,237
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625		12/01/25		350	347,114
Service Properties Trust,
Sr. Unsec’d. Notes	4.350		10/01/24		200	177,000
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375		07/15/30		60	62,016
Station Casinos LLC,
Gtd. Notes, 144A	5.000		10/01/25		75	74,602

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.750%	03/01/25	75	$76,388
Sr. Unsec’d. Notes	5.875	03/01/27	275	284,108
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	150	137,875
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	200	221,380
Gtd. Notes, 144A	6.625	07/15/27	420	452,476
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	125	132,588
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes	6.750	06/15/23	100	105,450
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24	50	42,508
Transocean, Inc.,
Gtd. Notes, 144A (original cost $ 148,875;
purchased 04/30/19)(f)	7.250	11/01/25	150	50,132
Gtd. Notes, 144A (original cost $ 75,125;
purchased 01/08/20 - 01/10/20)(f)	8.000	02/01/27	75	20,679
Tronox Finance PLC,
Gtd. Notes, 144A	5.750	10/01/25	25	24,963
U.S. Concrete, Inc.,
Gtd. Notes	6.375	06/01/24	91	94,053
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	70	64,840
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	320	336,037
Gtd. Notes	5.250	01/15/30	35	37,946
Upjohn, Inc.,
Gtd. Notes, 144A	3.850	06/22/40	20	21,450
Gtd. Notes, 144A	4.000	06/22/50	30	31,598
Valvoline, Inc.,
Gtd. Notes, 144A	4.250	02/15/30	65	66,360
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	6.125	02/01/25	250	249,529
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250	12/01/26	75	76,187
Gtd. Notes, 144A	4.625	12/01/29	50	51,967

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000%		07/31/27	255	$266,061

					16,668,216

TOTAL CORPORATE BONDS (cost $32,993,347)					31,304,212

RESIDENTIAL MORTGAGE-BACKED SECURITIES	7.2%

Bermuda 2.8%
Bellemeade Re Ltd.,
Series 2019-03A, Class M1B, 144A, 1 Month
LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.749	(c)	07/25/29	450	440,904
Series 2019-04A, Class M1A, 144A, 1 Month
LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.549	(c)	10/25/29	124	123,810
Series 2019-04A, Class M1B, 144A, 1 Month
LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.149	(c)	10/25/29	500	494,579
Series 2020-01A, Class M1A, 144A, 1 Month
LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	(c)	06/25/30	124	124,333
Series 2020-01A, Class M1B, 144A, 1 Month
LIBOR + 3.400% (Cap N/A, Floor 0.000%)	3.549	(c)	06/25/30	150	151,838
Radnor Re Ltd.,
Series 2020-01, Class M1B, 144A, 1 Month
LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.599	(c)	02/25/30	500	484,266

					1,819,730

United States 4.4%
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR
+ 2.000% (Cap N/A, Floor 0.000%)	2.149	(c)	01/25/57	48	48,512
Connecticut Avenue Securities Trust,
Series 2019-R07, Class 1M2, 144A, 1 Month
LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.249	(c)	10/25/39	166	164,923
Series 2020-R01, Class 1M2, 144A, 1 Month
LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.199	(c)	01/25/40	200	195,905
Fannie Mae Connecticut Avenue Securities,
Series 2018-C03, Class 1M2, 1 Month LIBOR +
2.150% (Cap N/A, Floor 2.150%)	2.299	(c)	10/25/30	74	72,585
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month
LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999	(c)	02/25/50	320	313,066

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2020-DNA03, Class M2, 144A, 1 Month
LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.149	%(c)	06/25/50		175	$175,300
Series 2020-HQA03, Class M2, 144A, 1 Month
LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.749	(c)	07/25/50		165	166,731
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA01, Class M2, 144A, 1 Month
LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799	(c)	01/25/49		35	35,118
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228		11/26/49		506	507,296
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	3.858		09/25/59		362	361,570
Series 2020-GS01, Class A1, 144A	2.882		10/25/59		665	666,839
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR
+ 1.500% (Cap N/A, Floor 0.000%)	1.649	(c)	04/01/24		78	77,953

						2,785,798

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $4,643,624)						4,605,528

SOVEREIGN BONDS 25.8%

Brazil 2.6%
Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477		07/24/23		331	340,950
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333		02/15/28		1,240	1,307,886

						1,648,836

Cyprus 1.1%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.250		01/21/40	EUR	570	691,350

Dominican Republic 0.1%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	7.500		05/06/21		77	78,582

Egypt 0.3%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A	5.577		02/21/23		200	206,024

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Greece 6.7%
Hellenic Republic Government Bond,
Bonds	3.650	%(cc)	02/24/23	EUR	313	$393,501
Bonds	3.650	(cc)	02/24/24	EUR	90	116,896
Bonds	3.650	(cc)	02/24/27	EUR	190	264,217
Bonds	3.650	(cc)	02/24/28	EUR	280	396,182
Bonds	3.650	(cc)	02/24/29	EUR	392	563,405
Bonds	3.650	(cc)	02/24/30	EUR	100	145,532
Bonds	3.650	(cc)	02/24/31	EUR	64	94,473
Bonds	3.650	(cc)	02/24/32	EUR	418	628,428
Bonds	3.650	(cc)	02/24/34	EUR	77	118,578
Bonds	3.650	(cc)	02/24/35	EUR	102	158,793
Bonds	3.650	(cc)	02/24/36	EUR	200	314,717
Bonds	3.650	(cc)	02/24/37	EUR	79	125,737
Bonds	3.650	(cc)	02/24/38	EUR	38	60,678
Bonds	3.650	(cc)	02/24/39	EUR	37	60,088
Bonds	3.650	(cc)	02/24/40	EUR	138	225,485
Bonds	3.650	(cc)	02/24/41	EUR	35	57,994
Bonds	3.650	(cc)	02/24/42	EUR	32	53,807
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	120	200,826
Sr. Unsec’d. Notes	6.140		04/14/28	EUR	200	315,117

						4,294,454

Indonesia 1.9%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.400		10/30/31	EUR	440	506,041
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	500	683,305

						1,189,346

Italy 2.0%
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.345		01/27/48	EUR	100	198,966
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	500	832,601
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		215	272,994

						1,304,561

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mexico 0.7%
Mexico Government International Bond,
Sr. Unsec’d. Notes	1.125%	01/17/30		EUR	300	$326,080
Sr. Unsec’d. Notes, GMTN	6.750	02/06/24		GBP	100	151,279

						477,359

Peru 0.5%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.392	01/23/26			275	288,739

Portugal 1.4%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	4.100	02/15/45		EUR	455	913,733

Qatar 0.3%
Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A	3.400	04/16/25			200	219,391

Romania 1.3%
Romanian Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.375	02/08/38		EUR	103	129,856
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34		EUR	100	131,521
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35		EUR	100	135,248
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39		EUR	300	412,680

						809,305

Senegal 0.2%
Senegal Government International Bond,
Sr. Unsec’d. Notes, 144A	4.750	03/13/28		EUR	100	115,621

Serbia 0.7%
Serbia International Bond,
Sr. Unsec’d. Notes, 144A	1.500	06/26/29		EUR	400	454,452

Spain 3.1%
Spain Government Bond,
Sr. Unsec’d. Notes, 144A	1.450	10/31/27	(k)	EUR	600	776,915
Sr. Unsec’d. Notes, 144A	1.450	04/30/29	(k)	EUR	405	530,150
Sr. Unsec’d. Notes, 144A	1.850	07/30/35	(k)	EUR	485	677,632

						1,984,697

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Turkey 0.9%
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.625%	03/31/25	EUR	500	$573,372

Ukraine 2.0%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	200	229,563
Sr. Unsec’d. Notes	7.375	09/25/32		500	479,829
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	600	585,440

					1,294,832

TOTAL SOVEREIGN BONDS (cost $15,138,403)					16,544,654

U.S. TREASURY OBLIGATION(h)(k) 1.3%
U.S. Treasury Notes
(cost $795,744)	1.375	01/31/25		795	830,651

			Shares

COMMON STOCKS 0.2%

United States
AMC Entertainment Holdings, Inc. (Class A Stock)				1,825	4,307
GenOn Energy Holdings, Inc. (Class A Stock)*^				610	103,700
Hexion Holdings Corp. (Class B Stock)*				1,179	11,790

TOTAL COMMON STOCKS
(cost $17,386)					119,797

TOTAL LONG-TERM INVESTMENTS (cost $60,621,605)					60,113,434

SHORT-TERM INVESTMENTS 22.0%

AFFILIATED MUTUAL FUNDS 1.8%
PGIM Core Ultra Short Bond Fund(w)				905,638	905,638

See Notes to Financial Statements.

32

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $262,461; includes $262,408 of cash collateral for securities on loan)(b)(w)	262,905	$262,826

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,168,099)		1,168,464

OPTIONS PURCHASED*~ 20.2%
(cost $12,936,481)		12,950,081

TOTAL SHORT-TERM INVESTMENTS
(cost $14,104,580)		14,118,545

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 115.8%
(cost $74,726,185)		74,231,979

OPTIONS WRITTEN*~ (19.8)%
(premiums received $12,335,953)		(12,689,224)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 96.0%
(cost $62,390,232)		61,542,755
Other assets in excess of liabilities(z) 4.0%		2,549,588

NET ASSETS 100.0%		$64,092,343

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2020

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CBOT—Chicago Board of Trade

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CME—Chicago Mercantile Exchange

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

DJIA—Dow Jones Industrial Average

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

HIBOR—Hong Kong Interbank Offered Rate

HICP—Harmonised Index of Consumer Prices

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

MUNIPSA—Municipal Swap Weekly Yield Index

NASDAQ—National Association of Securities Dealers Automated Quotations

NIBOR—Norwegian Interbank Offered Rate

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

S&P—Standard & Poor’s

SIBOR—Singapore Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

See Notes to Financial Statements.

34

STIBOR—Stockholm Interbank Offered Rate

STOXX—Stock Index of the Eurozone

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

TOPIX—Tokyo Stock Price Index

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $103,681 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $257,865; cash collateral of $262,408 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $962,797. The aggregate value of $714,272 is 1.1% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option AUD vs JPY	Call	Deutsche Bank AG	11/25/20	92.00	—	AUD 3,800	$—
Currency Option AUD vs JPY	Call	Deutsche Bank AG	05/26/21	70.00	—	AUD 8,250	384,998
Currency Option AUD vs JPY	Call	Goldman Sachs International	05/27/22	81.00	—	AUD 2,800	30,253
Currency Option EUR vs GBP	Call	Bank of America, N.A.	11/30/20	1.05	—	EUR 1,700	25

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	21.00	—	EUR 1,500	$6,648
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	25.00	—	EUR 3,000	743
Currency Option GBP vs USD	Call	Morgan Stanley & Co. International PLC	11/25/20	1.38	—	GBP 1,700	642
Currency Option GBP vs USD	Call	Morgan Stanley & Co. International PLC	11/25/20	1.38	—	GBP 1,700	642
Currency Option USD vs BRL	Call	Citibank, N.A.	12/18/20	8.30	—	5,700	615
Currency Option USD vs BRL	Call	Citibank, N.A.	12/21/20	5.25	—	3,600	327,162
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	4.00	—	2,250	687,970
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	4.00	—	500	152,882
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	4.70	—	15,000	2,770,531
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	5.00	—	4,500	603,611
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	5.10	—	12,000	1,415,771
Currency Option USD vs BRL	Call	Citibank, N.A.	02/24/21	5.10	—	3,800	458,150
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/24/21	5.90	—	7,600	257,468
Currency Option USD vs BRL	Call	Bank of America, N.A.	09/28/21	6.00	—	3,800	222,996
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/23/22	5.80	—	5,700	530,900
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/05/20	820.00	—	62	10
Currency Option USD vs CNH	Call	Deutsche Bank AG	01/20/21	7.75	—	4,000	1,365
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	07/28/21	7.20	—	4,000	36,907
Currency Option USD vs CNH	Call	Deutsche Bank AG	07/28/21	7.50	—	8,000	40,742
Currency Option USD vs CNH	Call	Deutsche Bank AG	01/26/22	7.05	—	4,000	89,318
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.60	—	3,200	20,393

See Notes to Financial Statements.

36

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs ILS	Call	Citibank, N.A.	06/28/21	3.95	—	3,200	$4,866
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	01/05/21	90.00	—	2,000	98
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	79.00	—	2,250	10,690
Currency Option USD vs INR	Call	Citibank, N.A.	02/24/21	81.00	—	3,300	8,388
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	86.00	—	4,500	3,132
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/24/21	87.00	—	6,600	3,681
Currency Option USD vs INR	Call	Goldman Sachs International	09/28/21	88.00	—	3,800	16,396
Currency Option USD vs JPY	Call	Deutsche Bank AG	05/27/22	114.00	—	4,000	24,284
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	01/13/21	1,385.00	—	3,000	332
Currency Option USD vs KRW	Call	Goldman Sachs International	04/27/21	1,240.00	—	1,750	8,728
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	04/27/21	1,240.00	—	3,300	16,458
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	04/27/21	1,370.00	—	10,100	11,372
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,275.00	—	3,500	20,827
Currency Option USD vs KRW	Call	Deutsche Bank AG	07/28/21	1,500.00	—	3,500	3,530
Currency Option USD vs MXN	Call	Barclays Bank PLC	11/30/20	32.00	—	6,000	60
Currency Option USD vs MXN	Call	Goldman Sachs International	01/27/21	22.00	—	750	18,856
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	22.00	—	2,625	65,994
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	26.50	—	6,750	16,540
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	20.50	—	3,000	192,723
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	22.00	—	6,000	184,418
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	22.25	—	2,800	76,037

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	25.00	—	5,600	$43,679
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	22.00	—	2,500	100,185
Currency Option USD vs MXN	Call	Citibank, N.A.	04/27/21	26.00	—	5,000	45,765
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	24.50	—	6,000	259,379
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	26.00	—	5,250	164,936
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	31.50	—	10,500	130,590
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	36.00	—	3,800	27,113
Currency Option USD vs RUB	Call	Goldman Sachs International	12/01/20	110.00	—	4,000	328
Currency Option USD vs RUB	Call	Goldman Sachs International	12/22/20	95.00	—	2,250	4,147
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	75.00	—	2,500	219,107
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	90.00	—	5,000	92,442
Currency Option USD vs RUB	Call	Goldman Sachs International	01/27/22	85.00	—	4,000	260,954
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	10.00	—	2,250	51,464
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	15.00	—	4,500	17,848
Currency Option USD vs TWD	Call	BNP Paribas S.A.	11/25/20	31.00	—	4,400	184
Currency Option USD vs TWD	Call	Morgan Stanley & Co. International PLC	11/25/20	32.00	—	4,400	48
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	12/11/20	25.00	—	6,000	209
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	15.00	—	1,750	160,852
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/27/21	15.00	—	500	45,958
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	20.00	—	4,500	11,079
Currency Option USD vs ZAR	Call	Deutsche Bank AG	02/24/21	15.50	—	2,650	193,100

See Notes to Financial Statements.

38

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs ZAR	Call	Bank of America, N.A.	02/24/21	18.00	—		5,300	$74,622
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/18/20	50.00	—	AUD	11,200	293
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/28/20	60.00	—	AUD	5,600	1,874
Currency Option AUD vs JPY	Put	Goldman Sachs International	12/28/20	68.00	—	AUD	2,800	7,812
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/27/21	67.00	—	AUD	7,800	26,339
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	72.00	—	AUD	3,900	44,490
Currency Option AUD vs JPY	Put	Citibank, N.A.	05/26/21	62.00	—	AUD	32,400	131,439
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	70.00	—	AUD	16,000	222,201
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	70.00	—	AUD	200	2,778
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	55.00	—	AUD	21,600	105,532
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	63.00	—	AUD	10,800	121,331
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	71.50	—	AUD	11,200	326,110
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	11/03/20	1.10	—	GBP	4,500	—
Currency Option GBP vs USD	Put	Bank of America, N.A.	04/27/21	1.11	—	GBP	5,600	16,821
Currency Option GBP vs USD	Put	Citibank, N.A.	04/27/21	1.21	—	GBP	2,800	31,675
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	05/26/21	1.14	—	GBP	12,000	68,303
Currency Option GBP vs USD	Put	Bank of America, N.A.	05/26/21	1.22	—	GBP	6,000	90,546
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	01/26/22	1.25	—	GBP	4,500	167,103
Currency Option USD vs BRL	Put	Citibank, N.A.	03/29/21	3.75	—		5,000	189
Currency Option USD vs BRL	Put	Deutsche Bank AG	09/28/21	3.85	—		500	285
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/26/22	4.15	—		6,000	14,047

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.70	—	3,800	$33,738
Currency Option USD vs INR	Put	BNP Paribas S.A.	12/21/20	69.00	—	800	43
Currency Option USD vs JPY	Put	JPMorgan Chase Bank, N.A.	12/18/20	92.00	—	8,000	1,102
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	93.00	—	14,850	131,724
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	101.00	—	7,425	169,480
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	101.50	—	8,000	194,365
Currency Option USD vs MXN	Put	Deutsche Bank AG	02/24/21	24.00	—	1,900	243,053
Currency Option USD vs RUB	Put	Morgan Stanley & Co. International PLC	11/05/20	75.00	—	40	7
Currency Option USD vs RUB	Put	BNP Paribas S.A.	12/22/20	66.00	—	2,250	361
Currency Option USD vs TWD	Put	JPMorgan Chase Bank, N.A.	03/11/21	24.00	—	4,000	886
Currency Option USD vs ZAR	Put	Morgan Stanley & Co. International PLC	09/28/21	15.50	—	6,000	164,013

Total Options Purchased (cost $ 12,936,481)							$12,950,081
Options Written: OTC Traded
Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option AUD vs JPY	Call	Morgan Stanley & Co. International PLC	11/25/20	92.00	—	AUD 3,800	$—
Currency Option AUD vs JPY	Call	Citibank, N.A.	05/26/21	70.00	—	AUD 8,250	(384,998)
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	21.00	—	EUR 1,500	(6,648)
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	25.00	—	EUR 3,000	(743)
Currency Option GBP vs USD	Call	Bank of America, N.A.	11/25/20	1.38	—	GBP 3,400	(1,283)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	12/21/20	5.25	—	3,600	(327,162)

See Notes to Financial Statements.

40

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	4.00	—	2,750	$(840,852)
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	4.70	—	9,000	(1,662,319)
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	4.70	—	6,000	(1,108,213)
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	5.00	—	1,000	(134,136)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.00	—	3,500	(469,476)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.10	—	12,000	(1,415,771)
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/24/21	5.10	—	3,800	(458,150)
Currency Option USD vs BRL	Call	Citibank, N.A.	02/24/21	5.90	—	7,600	(257,468)
Currency Option USD vs BRL	Call	Deutsche Bank AG	09/28/21	6.00	—	3,800	(222,996)
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/23/22	7.10	—	11,400	(400,687)
Currency Option USD vs CLP	Call	JPMorgan Chase Bank, N.A.	11/05/20	820.00	—	62	(10)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/12/20	800.00	—	103	(280)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	12/01/20	800.00	—	62	(375)
Currency Option USD vs CNH	Call	Deutsche Bank AG	07/28/21	7.20	—	4,000	(36,907)
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	07/28/21	7.50	—	8,000	(40,742)
Currency Option USD vs CNH	Call	Deutsche Bank AG	01/26/22	7.45	—	8,000	(92,138)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	77	(1,178)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	68	(1,046)
Currency Option USD vs ILS	Call	Citibank, N.A.	06/28/21	3.60	—	3,200	(20,393)
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.95	—	3,200	(4,866)
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	79.00	—	2,250	(10,690)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/24/21	81.00	—	3,300	$(8,388)
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	86.00	—	4,500	(3,132)
Currency Option USD vs INR	Call	Citibank, N.A.	02/24/21	87.00	—	6,600	(3,681)
Currency Option USD vs INR	Call	Bank of America, N.A.	09/28/21	88.00	—	3,800	(16,396)
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/23/22	86.00	—	2,000	(21,190)
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	04/27/21	1,240.00	—	5,050	(25,186)
Currency Option USD vs KRW	Call	Goldman Sachs International	04/27/21	1,370.00	—	3,500	(3,941)
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	04/27/21	1,370.00	—	6,600	(7,431)
Currency Option USD vs KRW	Call	Deutsche Bank AG	07/28/21	1,275.00	—	3,500	(20,827)
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,500.00	—	3,500	(3,530)
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	10/27/21	1,225.00	—	3,000	(41,621)
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	22.00	—	3,375	(84,850)
Currency Option USD vs MXN	Call	Goldman Sachs International	01/27/21	26.50	—	1,500	(3,676)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	26.50	—	5,250	(12,865)
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	20.50	—	3,000	(192,723)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	22.00	—	6,000	(184,418)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	22.25	—	2,800	(76,037)
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	25.00	—	5,600	(43,679)
Currency Option USD vs MXN	Call	Citibank, N.A.	04/27/21	22.00	—	2,500	(100,185)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	2,500	(22,883)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	2,500	(22,883)

See Notes to Financial Statements.

42

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	26.00	—	5,250	$(164,936)
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	28.50	—	12,000	(237,130)
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	31.50	—	10,500	(130,590)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/23/22	36.00	—	3,800	(27,113)
Currency Option USD vs RUB	Call	BNP Paribas S.A.	12/22/20	95.00	—	2,250	(4,147)
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	75.00	—	2,500	(219,107)
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	90.00	—	5,000	(92,442)
Currency Option USD vs RUB	Call	Goldman Sachs International	01/27/22	100.00	—	8,000	(228,341)
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	10.00	—	2,250	(51,464)
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	15.00	—	4,500	(17,848)
Currency Option USD vs TWD	Call	Morgan Stanley & Co. International PLC	11/25/20	31.00	—	4,400	(184)
Currency Option USD vs TWD	Call	BNP Paribas S.A.	11/25/20	32.00	—	4,400	(48)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	15.00	—	2,250	(206,809)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	20.00	—	3,500	(8,617)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/27/21	20.00	—	1,000	(2,462)
Currency Option USD vs ZAR	Call	Bank of America, N.A.	02/24/21	15.50	—	2,650	(193,100)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	02/24/21	18.00	—	5,300	(74,622)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	09/28/21	21.00	—	6,000	(92,965)
Currency Option AUD vs JPY	Put	Goldman Sachs International	12/28/20	60.00	—	AUD 5,600	(1,874)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/28/20	68.00	—	AUD 2,800	(7,812)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	67.00	—	AUD 7,800	(26,339)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/27/21	72.00	—	AUD 3,900	$(44,490)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	62.00	—	AUD 32,000	(129,817)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	62.00	—	AUD 400	(1,623)
Currency Option AUD vs JPY	Put	Citibank, N.A.	05/26/21	70.00	—	AUD 16,200	(224,978)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	55.00	—	AUD 21,600	(105,532)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	63.00	—	AUD 10,800	(121,331)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	64.00	—	AUD 22,400	(280,347)
Currency Option GBP vs USD	Put	Citibank, N.A.	04/27/21	1.11	—	GBP 5,600	(16,821)
Currency Option GBP vs USD	Put	Bank of America, N.A.	04/27/21	1.21	—	GBP 2,800	(31,675)
Currency Option GBP vs USD	Put	Bank of America, N.A.	05/26/21	1.14	—	GBP 12,000	(68,303)
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	05/26/21	1.22	—	GBP 6,000	(90,546)
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	01/26/22	1.16	—	GBP 9,000	(156,195)
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/29/21	3.75	—	5,000	(189)
Currency Option USD vs BRL	Put	Bank of America, N.A.	09/28/21	3.85	—	500	(285)
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.15	—	2,200	(5,150)
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.15	—	3,800	(8,896)
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/26/22	4.70	—	3,800	(33,738)
Currency Option USD vs CNH	Put	Morgan Stanley & Co. International PLC	11/11/20	6.80	—	317	(5,883)
Currency Option USD vs INR	Put	Goldman Sachs International	12/21/20	69.00	—	800	(43)
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	93.00	—	14,850	(131,724)
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	95.00	—	16,000	(177,921)

See Notes to Financial Statements.

44

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	101.00	—	7,425	$(169,480)
Currency Option USD vs KRW	Put	Citibank, N.A.	11/11/20	1,140.00	—	103	(1,250)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	20.80	—	103	(499)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	21.35	—	62	(989)
Currency Option USD vs MXN	Put	Citibank, N.A.	02/24/21	24.00	—	1,900	(243,053)
Currency Option USD vs RUB	Put	Citibank, N.A.	11/05/20	75.00	—	82	(14)
Currency Option USD vs RUB	Put	Goldman Sachs International	12/22/20	66.00	—	2,250	(361)
Currency Option USD vs TWD	Put	JPMorgan Chase Bank, N.A.	09/28/21	26.25	—	4,000	(51,092)

Total Options Written (premiums received $12,335,953)							$(12,689,224)

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
2	10 Year Australian Treasury Bonds	Dec. 2020	$210,187	$3,543
42	20 Year U.S. Treasury Bonds	Dec. 2020	7,243,688	(138,757)
43	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	9,245,000	(344,517)
1	NASDAQ 100 E-Mini Index	Dec. 2020	220,925	(6,747)
1	S&P 500 E-Mini Index	Dec. 2020	163,235	(9,142)

				(495,620)

Short Positions:
6	30 Day Federal Funds	Nov. 2020	2,397,960	1,191
4	30 Day Federal Funds	Jul. 2022	1,599,200	1,754
20	3 Month CME SOFR	Mar. 2022	4,998,250	2,213
1	3 Month CME SOFR	Jun. 2022	249,888	136
5	3 Month SONIA Index	Mar. 2022	1,620,832	800
247	2 Year U.S. Treasury Notes	Dec. 2020	54,548,406	6,613
105	5 Year Euro-Bobl	Dec. 2020	16,615,305	(118,050)
70	5 Year U.S. Treasury Notes	Dec. 2020	8,792,109	18,402
44	10 Year Euro-Bund	Dec. 2020	9,026,736	(130,058)
21	10 Year U.S. Treasury Notes	Dec. 2020	2,902,594	21,107

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2020

Futures contracts outstanding at October 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
33	10 Year U.S. Ultra Treasury Notes	Dec. 2020	$5,190,281	$94,058
8	DJIA E-Mini CBOT	Dec. 2020	1,055,760	20,606
40	Euro Currency	Dec. 2020	5,827,500	84,549
141	Euro Schatz Index	Dec. 2020	18,468,513	(35,038)
2	Euro STOXX 50 Index	Dec. 2020	68,924	7,219
3	Russell 2000 E-Mini Index	Dec. 2020	230,520	2,424
2	TOPIX Index	Dec. 2020	300,492	15,468
3	Yen Denominated Nikkei 225 Index	Dec. 2020	331,606	3,145

				(3,461)

				$(499,081)

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD 323	$226,784	$226,749	$—	$(35)
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD 290	208,553	204,196	—	(4,357)
Expiring 12/23/20	Bank of America, N.A.	AUD 156	112,000	109,910	—	(2,090)
Expiring 12/23/20	Bank of America, N.A.	AUD 146	105,000	102,475	—	(2,525)
Expiring 12/23/20	Bank of America, N.A.	AUD 113	80,000	79,532	—	(468)
Expiring 12/23/20	Bank of America, N.A.	AUD 95	68,000	66,541	—	(1,459)
Expiring 12/23/20	Barclays Bank PLC	AUD 117	82,000	82,077	77	—
Expiring 12/23/20	BNP Paribas S.A.	AUD 130	95,000	91,081	—	(3,919)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD 169	122,995	118,972	—	(4,023)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD 84	61,000	59,272	—	(1,728)
Expiring 12/23/20	The Toronto-Dominion Bank	AUD 95	67,000	67,054	54	—
Expiring 12/30/20	JPMorgan Chase Bank, N.A.	AUD 166	114,004	116,721	2,717	—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	AUD 464	326,340	326,256	—	(84)
Expiring 05/28/21	HSBC Bank USA, N.A.	AUD 789	522,060	555,045	32,985	—
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	AUD 487	334,790	342,332	7,542	—

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 07/30/21	HSBC Bank USA, N.A.	AUD	158	$104,612	$111,186	$6,574	$—
Expiring 01/28/22	Citibank, N.A.	AUD	212	139,227	149,269	10,042	—
Expiring 10/31/23	JPMorgan Chase Bank, N.A.	AUD	197	136,791	138,931	2,140	—
Brazilian Real,
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	2,794	496,162	486,740	—	(9,422)
Expiring 12/23/20	BNP Paribas S.A.	BRL	382	72,000	66,430	—	(5,570)
Expiring 12/23/20	BNP Paribas S.A.	BRL	379	68,000	65,883	—	(2,117)
Expiring 12/23/20	BNP Paribas S.A.	BRL	334	63,000	58,157	—	(4,843)
Expiring 12/23/20	Citibank, N.A.	BRL	2,815	687,000	489,543	—	(197,457)
Expiring 12/23/20	Citibank, N.A.	BRL	377	67,000	65,590	—	(1,410)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	BRL	330	60,000	57,411	—	(2,589)
Expiring 01/29/21	Citibank, N.A.	BRL	9,444	1,842,000	1,640,701	—	(201,299)
Expiring 01/29/21	Citibank, N.A.	BRL	1,250	297,000	217,099	—	(79,901)
Expiring 01/29/21	Citibank, N.A.	BRL	858	205,475	149,061	—	(56,414)
Expiring 01/29/21	Citibank, N.A.	BRL	516	124,000	89,650	—	(34,350)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	2,277	500,000	395,602	—	(104,398)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	477	119,000	82,789	—	(36,211)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	81	19,556	14,144	—	(5,412)
Expiring 02/26/21	Deutsche Bank AG	BRL	1,593	279,000	276,530	—	(2,470)
Expiring 03/31/21	Citibank, N.A.	BRL	1,412	341,831	244,754	—	(97,077)
Expiring 03/31/21	Deutsche Bank AG	BRL	2,565	582,000	444,693	—	(137,307)
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	2,209	528,021	382,947	—	(145,074)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	BRL	1,382	251,424	239,320	—	(12,104)
Expiring 05/28/21	Deutsche Bank AG	BRL	2,892	545,000	499,735	—	(45,265)
Expiring 09/30/21	Bank of America, N.A.	BRL	7,086	1,605,000	1,211,658	—	(393,342)
Expiring 09/30/21	Bank of America, N.A.	BRL	494	116,000	84,543	—	(31,457)
Expiring 09/30/21	Deutsche Bank AG	BRL	2,038	448,000	348,533	—	(99,467)
Expiring 09/30/21	Morgan Stanley & Co. International PLC	BRL	582	109,386	99,473	—	(9,913)
Expiring 01/28/22	Citibank, N.A.	BRL	1,303	246,000	219,210	—	(26,790)
Expiring 01/28/22	Deutsche Bank AG	BRL	3,289	562,000	553,269	—	(8,731)
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	BRL	2,025	362,368	340,706	—	(21,662)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/28/22	Morgan Stanley & Co. International PLC	BRL	3,199	$587,605	$538,095	$—	$(49,510)
British Pound,
Expiring 11/27/20	Bank of America, N.A.	GBP	950	1,259,225	1,230,932	—	(28,293)
Expiring 11/27/20	Bank of America, N.A.	GBP	65	85,000	84,269	—	(731)
Expiring 11/27/20	Bank of America, N.A.	GBP	63	81,000	81,702	702	—
Expiring 11/27/20	Bank of America, N.A.	GBP	54	71,000	70,246	—	(754)
Expiring 11/27/20	Bank of America, N.A.	GBP	39	51,000	50,906	—	(94)
Expiring 04/29/21	Citibank, N.A.	GBP	54	67,301	70,036	2,735	—
Canadian Dollar,
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	CAD	137	104,000	102,613	—	(1,387)
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	105	80,246	79,080	—	(1,166)
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	43,367	57,000	56,075	—	(925)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	49,380	61,771	63,850	2,079	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	41,376	52,000	53,502	1,502	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	41,120	51,721	53,170	1,449	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	56,763	71,400	73,397	1,997	—
Expiring 10/29/21	Deutsche Bank AG	CLP	235,076	297,000	304,487	7,487	—
Chinese Renminbi,
Expiring 11/06/20	Barclays Bank PLC	CNH	392	56,400	58,553	2,153	—
Expiring 11/06/20	Citibank, N.A.	CNH	3,500	497,994	522,464	24,470	—
Expiring 11/06/20	Citibank, N.A.	CNH	772	111,160	115,247	4,087	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	3,257	465,730	486,154	20,424	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	369	52,801	55,017	2,216	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	349	51,721	52,139	418	—
Expiring 11/06/20	UBS AG	CNH	902	129,000	134,596	5,596	—
Expiring 11/06/20	UBS AG	CNH	422	60,645	62,941	2,296	—
Expiring 12/23/20	Bank of America, N.A.	CNH	442	66,000	65,813	—	(187)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	CNH	492	71,000	73,249	2,249	—
Expiring 05/14/21	Citibank, N.A.	CNH	2,087	299,020	307,302	8,282	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	CNH	304	43,000	44,675	1,675	—
Expiring 07/30/21	Deutsche Bank AG	CNH	714	105,000	104,655	—	(345)
Colombian Peso,
Expiring 12/16/20	Citibank, N.A.	COP	211,614	55,000	54,560	—	(440)

See Notes to Financial Statements.

48

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	309,372	$80,000	$79,764	$—	$(236)
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	1,181	51,609	50,541	—	(1,068)
Expiring 01/19/21	BNP Paribas S.A.	CZK	1,425	61,188	61,020	—	(168)
Expiring 01/19/21	Citibank, N.A.	CZK	2,349	101,418	100,583	—	(835)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	4,057	174,016	173,674	—	(342)
Euro,
Expiring 12/23/20	Bank of America, N.A.	EUR	109	130,000	127,432	—	(2,568)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	86	102,000	100,640	—	(1,360)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	15	17,916	17,449	—	(467)
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	17,455	236,224	233,120	—	(3,104)
Expiring 12/16/20	Citibank, N.A.	INR	3,788	51,538	50,589	—	(949)
Expiring 12/16/20	Citibank, N.A.	INR	3,773	51,000	50,388	—	(612)
Expiring 12/16/20	HSBC Bank USA, N.A.	INR	8,489	115,000	113,379	—	(1,621)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	8,980	121,000	119,937	—	(1,063)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	8,537	115,000	114,013	—	(987)
Expiring 12/16/20	UBS AG	INR	3,886	52,444	51,902	—	(542)
Expiring 12/23/20	Goldman Sachs International	INR	8,628	113,000	115,139	2,139	—
Expiring 12/23/20	HSBC Bank USA, N.A.	INR	1,636	21,067	21,834	767	—
Expiring 02/26/21	Citibank, N.A.	INR	6,863	87,000	90,945	3,945	—
Expiring 02/26/21	HSBC Bank USA, N.A.	INR	14,903	190,549	197,488	6,939	—
Expiring 02/26/21	HSBC Bank USA, N.A.	INR	7,894	103,420	104,609	1,189	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	15,047	202,816	199,397	—	(3,419)
Expiring 04/29/21	HSBC Bank USA, N.A.	INR	17,115	222,579	225,147	2,568	—
Expiring 09/30/21	Goldman Sachs International	INR	25,977	341,000	336,013	—	(4,987)
Expiring 09/30/21	HSBC Bank USA, N.A.	INR	19,468	242,897	251,818	8,921	—
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	1,287,626	86,000	86,704	704	—
Expiring 12/16/20	Citibank, N.A.	IDR	781,823	52,719	52,645	—	(74)
Expiring 12/16/20	Goldman Sachs International	IDR	1,737,854	116,000	117,021	1,021	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,640,302	109,000	110,452	1,452	—

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,586,275	$107,000	$106,814	$—	$(186)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,421,472	96,000	95,717	—	(283)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	761,963	51,476	51,308	—	(168)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	1,372,113	93,000	92,393	—	(607)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	749,282	51,000	50,454	—	(546)
Israeli Shekel,
Expiring 12/16/20	Barclays Bank PLC	ILS	413	120,000	121,204	1,204	—
Expiring 12/16/20	Barclays Bank PLC	ILS	327	96,000	95,826	—	(174)
Expiring 12/16/20	Citibank, N.A.	ILS	403	116,000	118,035	2,035	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	355	105,429	103,985	—	(1,444)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	325	94,000	95,188	1,188	—
Expiring 06/30/21	Bank of America, N.A.	ILS	2,295	664,000	675,698	11,698	—
Japanese Yen,
Expiring 11/27/20	Bank of America, N.A.	JPY	26,929	252,000	257,291	5,291	—
Expiring 11/27/20	Citibank, N.A.	JPY	32,326	311,070	308,864	—	(2,206)
Expiring 01/19/21	Citibank, N.A.	JPY	5,434	51,721	51,963	242	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	5,316	51,000	50,839	—	(161)
Expiring 01/19/21	The Toronto-Dominion Bank	JPY	28,864	274,390	276,033	1,643	—
Expiring 01/29/21	Barclays Bank PLC	JPY	14,562	138,000	139,280	1,280	—
Expiring 01/29/21	Barclays Bank PLC	JPY	8,838	85,000	84,527	—	(473)
Expiring 01/29/21	Citibank, N.A.	JPY	74,831	746,000	715,711	—	(30,289)
Expiring 01/29/21	Citibank, N.A.	JPY	55,182	532,288	527,782	—	(4,506)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	64,144	624,000	613,496	—	(10,504)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	16,826	155,050	160,926	5,876	—
Expiring 05/28/21	Citibank, N.A.	JPY	107,116	1,002,147	1,026,205	24,058	—
Expiring 05/28/21	Citibank, N.A.	JPY	100,462	972,482	962,465	—	(10,017)
Expiring 05/28/21	Citibank, N.A.	JPY	46,196	440,360	442,574	2,214	—
Expiring 05/28/21	Deutsche Bank AG	JPY	29,517	271,000	282,787	11,787	—
Expiring 01/28/22	Citibank, N.A.	JPY	89,317	872,064	859,052	—	(13,012)
Expiring 01/28/22	Deutsche Bank AG	JPY	26,689	256,000	256,695	695	—
Expiring 01/28/22	Deutsche Bank AG	JPY	13,543	125,000	130,252	5,252	—
Expiring 05/31/22	Deutsche Bank AG	JPY	112,665	1,043,000	1,086,100	43,100	—
Expiring 10/31/23	Bank of America, N.A.	JPY	105,610	1,058,000	1,030,068	—	(27,932)
Expiring 10/31/23	Barclays Bank PLC	JPY	21,923	230,000	213,828	—	(16,172)

See Notes to Financial Statements.

50

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 10/31/23	Barclays Bank PLC	JPY	13,554	$140,000	$132,201	$—	$(7,799)
Expiring 10/31/23	Deutsche Bank AG	JPY	22,335	234,000	217,848	—	(16,152)
Expiring 10/31/23	Goldman Sachs International	JPY	50,469	518,000	492,249	—	(25,751)
Expiring 10/31/23	Morgan Stanley & Co. International PLC	JPY	78,211	755,589	762,833	7,244	—
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	1,154	51,953	54,114	2,161	—
Expiring 12/16/20	Citibank, N.A.	MXN	3,828	173,599	179,514	5,915	—
Expiring 12/16/20	Goldman Sachs International	MXN	1,197	52,719	56,148	3,429	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,550	73,000	72,713	—	(287)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,167	53,085	54,712	1,627	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,162	54,000	54,482	482	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,142	51,265	53,549	2,284	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,104	51,721	51,781	60	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,075	51,000	50,436	—	(564)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	1,113	51,721	52,220	499	—
Expiring 12/23/20	Bank of America, N.A.	MXN	1,312	61,000	61,498	498	—
Expiring 12/23/20	BNP Paribas S.A.	MXN	1,292	60,000	60,531	531	—
Expiring 12/23/20	HSBC Bank USA, N.A.	MXN	1,258	59,000	58,970	—	(30)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	MXN	1,823	82,000	85,427	3,427	—
Expiring 01/29/21	Citibank, N.A.	MXN	1,730	84,676	80,727	—	(3,949)
Expiring 01/29/21	Goldman Sachs International	MXN	2,904	135,965	135,521	—	(444)
Expiring 01/29/21	Goldman Sachs International	MXN	834	39,000	38,903	—	(97)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	MXN	1,574	73,000	73,462	462	—
Expiring 02/26/21	Citibank, N.A.	MXN	38,014	1,508,000	1,768,456	260,456	—
Expiring 02/26/21	Deutsche Bank AG	MXN	13,991	655,000	650,874	—	(4,126)
Expiring 04/29/21	Bank of America, N.A.	MXN	3,618	158,913	167,123	8,210	—
Expiring 04/29/21	Goldman Sachs International	MXN	4,819	201,000	222,606	21,606	—

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 04/29/21	HSBC Bank USA, N.A.	MXN	2,467	$96,821	$113,973	$17,152	$—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	MXN	4,243	193,360	195,982	2,622	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	20,279	955,000	936,712	—	(18,288)
Expiring 02/25/22	Bank of America, N.A.	MXN	6,969	295,361	310,426	15,065	—
Expiring 04/28/23	JPMorgan Chase Bank, N.A.	MXN	4,649	192,329	196,870	4,541	—
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	14,804	624,000	626,909	2,909	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	3,306	115,000	116,991	1,991	—
Expiring 12/16/20	UBS AG	TWD	15,158	521,267	536,416	15,149	—
Expiring 12/23/20	Bank of America, N.A.	TWD	3,201	113,000	113,430	430	—
Expiring 12/23/20	Bank of America, N.A.	TWD	2,319	81,000	82,187	1,187	—
Expiring 12/23/20	Barclays Bank PLC	TWD	4,309	153,000	152,715	—	(285)
Expiring 12/23/20	Barclays Bank PLC	TWD	2,257	80,000	79,995	—	(5)
Expiring 12/23/20	Barclays Bank PLC	TWD	992	34,241	35,158	917	—
Expiring 12/23/20	BNP Paribas S.A.	TWD	4,133	145,000	146,456	1,456	—
Expiring 12/23/20	Citibank, N.A.	TWD	2,783	97,000	98,627	1,627	—
Expiring 12/23/20	Citibank, N.A.	TWD	2,229	77,500	79,012	1,512	—
Expiring 12/23/20	Citibank, N.A.	TWD	1,970	69,000	69,803	803	—
Expiring 12/23/20	Citibank, N.A.	TWD	1,816	64,000	64,371	371	—
Expiring 12/23/20	HSBC Bank USA, N.A.	TWD	2,887	102,000	102,309	309	—
Expiring 12/23/20	HSBC Bank USA, N.A.	TWD	2,568	89,000	90,998	1,998	—
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	1,896	67,000	67,200	200	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	TWD	1,988	70,500	70,446	—	(54)
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	TWD	19,197	671,000	701,112	30,112	—
Expiring 09/30/21	JPMorgan Chase Bank, N.A.	TWD	31,377	1,154,000	1,158,599	4,599	—
Norwegian Krone,
Expiring 01/19/21	BNP Paribas S.A.	NOK	503	55,000	52,646	—	(2,354)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	934	101,753	97,778	—	(3,975)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	506	55,000	52,956	—	(2,044)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	NOK	772	81,000	80,808	—	(192)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	437	123,000	120,881	—	(2,119)
Expiring 12/16/20	Citibank, N.A.	PEN	186	52,719	51,426	—	(1,293)

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	2,526	$51,721	$52,018	$297	$—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	7,657	157,000	157,589	589	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	6,364	130,000	130,987	987	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	2,975	60,840	61,240	400	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	2,747	56,160	56,540	380	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	5,593	115,000	115,114	114	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	196	51,000	49,561	—	(1,439)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	3,163	41,000	39,595	—	(1,405)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	12,572	163,880	157,397	—	(6,483)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	3,606	47,000	45,148	—	(1,852)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	3,155	41,000	39,492	—	(1,508)
Expiring 12/23/20	Barclays Bank PLC	RUB	9,470	126,000	118,449	—	(7,551)
Expiring 12/23/20	Citibank, N.A.	RUB	8,310	112,000	103,945	—	(8,055)
Expiring 12/23/20	Citibank, N.A.	RUB	4,877	64,000	61,006	—	(2,994)
Expiring 12/23/20	Goldman Sachs International	RUB	69,304	993,000	866,840	—	(126,160)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	RUB	3,571	42,795	44,663	1,868	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	5,990	79,000	74,919	—	(4,081)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	5,204	67,000	65,089	—	(1,911)
Expiring 02/26/21	Deutsche Bank AG	RUB	25,391	321,000	315,741	—	(5,259)
Expiring 02/26/21	Goldman Sachs International	RUB	35,332	510,000	439,352	—	(70,648)
Expiring 04/28/21	Barclays Bank PLC	RUB	22,914	304,102	283,108	—	(20,994)
Expiring 04/28/21	Goldman Sachs International	RUB	29,109	402,000	359,646	—	(42,354)
Expiring 04/29/21	Goldman Sachs International	RUB	5,676	80,000	70,140	—	(9,860)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	RUB	7,343	86,251	90,728	4,477	—
Expiring 06/30/21	Goldman Sachs International	RUB	106,107	1,331,000	1,302,719	—	(28,281)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	789	$578,347	$577,938	$—	$(409)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	72	52,614	52,526	—	(88)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	825	50,000	50,396	396	—
Expiring 12/17/20	Citibank, N.A.	ZAR	875	53,000	53,473	473	—
Expiring 12/23/20	Bank of America, N.A.	ZAR	1,212	73,000	74,000	1,000	—
Expiring 12/23/20	Barclays Bank PLC	ZAR	1,690	107,855	103,205	—	(4,650)
Expiring 12/23/20	BNP Paribas S.A.	ZAR	4,139	243,000	252,739	9,739	—
Expiring 12/23/20	Citibank, N.A.	ZAR	1,890	115,000	115,379	379	—
Expiring 12/23/20	Goldman Sachs International	ZAR	1,410	84,000	86,100	2,100	—
Expiring 12/23/20	HSBC Bank USA, N.A.	ZAR	2,117	123,000	129,261	6,261	—
Expiring 12/23/20	The Toronto-Dominion Bank	ZAR	1,042	62,000	63,625	1,625	—
Expiring 01/29/21	Barclays Bank PLC	ZAR	3,332	205,374	202,619	—	(2,755)
Expiring 01/29/21	Barclays Bank PLC	ZAR	2,102	133,426	127,788	—	(5,638)
Expiring 01/29/21	Goldman Sachs International	ZAR	2,344	154,000	142,542	—	(11,458)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	4,849	325,000	294,841	—	(30,159)
Expiring 02/26/21	Bank of America, N.A.	ZAR	526	32,000	31,917	—	(83)
Expiring 02/26/21	Barclays Bank PLC	ZAR	7,110	405,728	431,123	25,395	—
Expiring 02/26/21	Deutsche Bank AG	ZAR	2,591	166,000	157,104	—	(8,896)
Expiring 02/26/21	Goldman Sachs International	ZAR	17,895	984,000	1,085,031	101,031	—
Expiring 04/29/21	Goldman Sachs International	ZAR	991	52,000	59,727	7,727	—
Expiring 12/23/21	Goldman Sachs International	ZAR	10,613	562,000	624,944	62,944	—
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	420,907	354,025	370,212	16,187	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	121,160	104,000	106,567	2,567	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	302,301	254,190	265,891	11,701	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	101,548	87,000	89,317	2,317	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	74,421	63,180	65,458	2,278	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	61,804	52,738	54,360	1,622	—

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	61,201	$52,719	$53,830	$1,111	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	49,367	42,120	43,421	1,301	—
Expiring 12/23/20	Bank of America, N.A.	KRW	101,321	86,000	89,127	3,127	—
Expiring 12/23/20	Bank of America, N.A.	KRW	86,229	74,000	75,851	1,851	—
Expiring 12/23/20	Bank of America, N.A.	KRW	74,064	64,000	65,150	1,150	—
Expiring 12/23/20	Barclays Bank PLC	KRW	123,439	108,000	108,582	582	—
Expiring 12/23/20	BNP Paribas S.A.	KRW	160,370	138,000	141,069	3,069	—
Expiring 12/23/20	Citibank, N.A.	KRW	91,985	78,000	80,915	2,915	—
Expiring 12/23/20	HSBC Bank USA, N.A.	KRW	113,200	100,000	99,576	—	(424)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	KRW	74,707	63,000	65,716	2,716	—
Expiring 04/29/21	Citibank, N.A.	KRW	316,621	258,936	278,644	19,708	—
Expiring 04/29/21	Goldman Sachs International	KRW	25,337	21,000	22,298	1,298	—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	KRW	404,849	343,800	356,289	12,489	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	KRW	236,106	195,000	207,786	12,786	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	601,080	524,000	529,083	5,083	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	248,344	211,003	218,598	7,595	—
Expiring 07/30/21	HSBC Bank USA, N.A.	KRW	763,668	648,000	672,258	24,258	—
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	764	87,000	85,979	—	(1,021)
Swiss Franc,
Expiring 01/19/21	BNP Paribas S.A.	CHF	84	92,000	91,740	—	(260)
Expiring 01/19/21	HSBC Bank USA, N.A.	CHF	99	109,000	108,389	—	(611)
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	7,912	250,847	253,795	2,948	—
Expiring 12/16/20	Citibank, N.A.	THB	3,247	102,593	104,151	1,558	—
Expiring 12/16/20	Credit Suisse International	THB	3,672	116,985	117,793	808	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	1,940	61,771	62,236	465	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	5,060	160,882	162,303	1,421	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	5,053	160,602	162,072	1,470	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	746	95,850	86,941	—	(8,909)
Expiring 12/16/20	Barclays Bank PLC	TRY	590	70,000	68,726	—	(1,274)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/16/20	Barclays Bank PLC	TRY	564	$70,000	$65,690	$—	$(4,310)
Expiring 12/16/20	Barclays Bank PLC	TRY	549	68,000	64,012	—	(3,988)
Expiring 12/16/20	Barclays Bank PLC	TRY	382	45,000	44,459	—	(541)
Expiring 12/16/20	Barclays Bank PLC	TRY	137	17,869	15,997	—	(1,872)
Expiring 12/16/20	Citibank, N.A.	TRY	405	50,279	47,246	—	(3,033)
Expiring 12/16/20	Citibank, N.A.	TRY	390	46,791	45,446	—	(1,345)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	701	82,000	81,713	—	(287)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	1,186	138,506	138,172	—	(334)
Expiring 12/23/20	Barclays Bank PLC	TRY	705	89,949	81,830	—	(8,119)
Expiring 12/23/20	Goldman Sachs International	TRY	288	45,000	33,389	—	(11,611)
Expiring 02/26/21	Barclays Bank PLC	TRY	1,097	138,987	123,387	—	(15,600)
Expiring 02/26/21	Barclays Bank PLC	TRY	564	77,317	63,395	—	(13,922)
Expiring 02/26/21	Barclays Bank PLC	TRY	419	64,966	47,129	—	(17,837)
Expiring 02/26/21	Barclays Bank PLC	TRY	412	57,000	46,363	—	(10,637)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	6,212	748,000	698,882	—	(49,118)
Expiring 05/28/21	BNP Paribas S.A.	TRY	420	54,000	45,199	—	(8,801)
Expiring 05/28/21	Goldman Sachs International	TRY	147	21,181	15,766	—	(5,415)

				$61,974,232	$60,390,090	1,099,560	(2,683,702)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/27/20	JPMorgan Chase Bank, N.A.	AUD	322	$220,927	$226,366	$—	$(5,439)
Expiring 12/23/20	Bank of America, N.A.	AUD	166	123,000	116,916	6,084	—
Expiring 12/23/20	Citibank, N.A.	AUD	122	89,000	86,018	2,982	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD	102	74,000	72,008	1,992	—
Expiring 01/20/21	BNP Paribas S.A.	AUD	662	469,811	465,798	4,013	—
Expiring 01/20/21	Citibank, N.A.	AUD	113	80,000	79,414	586	—
Expiring 01/29/21	Barclays Bank PLC	AUD	935	608,694	657,517	—	(48,823)
Expiring 05/28/21	Barclays Bank PLC	AUD	2,130	1,385,087	1,498,931	—	(113,844)
Expiring 05/28/21	Citibank, N.A.	AUD	1,220	767,050	858,452	—	(91,402)

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 05/28/21	Citibank, N.A.	AUD	184	$120,882	$129,362	$—	$(8,480)
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	2,218	401,933	386,447	15,486	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	290	51,951	50,577	1,374	—
Expiring 11/04/20	UBS AG	BRL	285	51,000	49,716	1,284	—
Expiring 12/02/20	JPMorgan Chase Bank, N.A.	BRL	277	49,000	48,215	785	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	2,794	495,757	486,124	9,633	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	563	97,000	97,950	—	(950)
Expiring 12/23/20	Citibank, N.A.	BRL	554	136,000	96,388	39,612	—
Expiring 12/23/20	Citibank, N.A.	BRL	431	75,000	75,032	—	(32)
Expiring 12/23/20	Citibank, N.A.	BRL	399	73,000	69,362	3,638	—
Expiring 12/23/20	Citibank, N.A.	BRL	186	45,518	32,385	13,133	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	2,074	521,000	360,770	160,230	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	340	60,000	59,053	947	—
Expiring 01/29/21	Citibank, N.A.	BRL	1,785	436,000	310,099	125,901	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	8,649	1,665,375	1,502,618	162,757	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	3,953	916,000	686,677	229,323	—
Expiring 02/26/21	Citibank, N.A.	BRL	596	116,000	103,397	12,603	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	BRL	998	181,595	173,133	8,462	—
Expiring 03/31/21	Citibank, N.A.	BRL	5,161	1,217,000	894,653	322,347	—
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	1,025	252,936	177,742	75,194	—
Expiring 04/29/21	BNP Paribas S.A.	BRL	247	50,000	42,729	7,271	—
Expiring 04/29/21	Deutsche Bank AG	BRL	753	140,000	130,472	9,528	—
Expiring 04/29/21	Deutsche Bank AG	BRL	273	50,000	47,316	2,684	—
Expiring 04/29/21	Deutsche Bank AG	BRL	109	19,000	18,802	198	—
Expiring 05/28/21	BNP Paribas S.A.	BRL	905	183,000	156,370	26,630	—
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	BRL	1,987	360,473	343,365	17,108	—
Expiring 09/30/21	Bank of America, N.A.	BRL	5,108	1,180,000	873,422	306,578	—
Expiring 09/30/21	Deutsche Bank AG	BRL	5,093	1,134,000	870,785	263,215	—
Expiring 01/28/22	Citibank, N.A.	BRL	3,063	546,000	515,264	30,736	—

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 01/28/22	Deutsche Bank AG	BRL	6,392	$1,390,141	$1,075,284	$314,857	$—
British Pound,
Expiring 11/27/20	Morgan Stanley & Co. International PLC	GBP	446	582,632	577,890	4,742	—
Expiring 11/27/20	Morgan Stanley & Co. International PLC	GBP	446	582,632	577,890	4,742	—
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	2,323	3,054,770	3,011,505	43,265	—
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	57	75,000	74,512	488	—
Expiring 04/29/21	Bank of America, N.A.	GBP	154	194,111	199,733	—	(5,622)
Expiring 05/28/21	Bank of America, N.A.	GBP	109	137,403	141,389	—	(3,986)
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	GBP	156	203,719	202,356	1,363	—
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	GBP	109	142,502	141,580	922	—
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	186,690	243,450	241,398	2,052	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	268,651	349,365	347,378	1,987	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	51,158	64,000	66,149	—	(2,149)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	40,911	51,747	52,899	—	(1,152)
Expiring 10/29/21	Bank of America, N.A.	CLP	245,918	312,000	318,532	—	(6,532)
Chinese Renminbi,
Expiring 11/06/20	Credit Suisse International	CNH	1,186	176,000	176,992	—	(992)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	1,167	174,000	174,184	—	(184)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	847	127,000	126,442	558	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	829	122,000	123,728	—	(1,728)
Expiring 11/06/20	UBS AG	CNH	765	112,000	114,254	—	(2,254)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	2,087	299,505	307,302	—	(7,797)
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	CNH	469	65,000	68,830	—	(3,830)
Expiring 07/30/21	JPMorgan Chase Bank, N.A.	CNH	1,517	214,000	222,331	—	(8,331)
Expiring 01/28/22	Deutsche Bank AG	CNH	626	91,000	90,746	254	—
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	946,968	252,483	244,153	8,330	—
Expiring 12/16/20	Citibank, N.A.	COP	467,666	124,875	120,577	4,298	—
Expiring 12/16/20	Citibank, N.A.	COP	198,226	51,296	51,108	188	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	751,570	195,180	193,774	1,406	—

See Notes to Financial Statements.

58

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	596,833	$161,106	$153,879	$7,227	$—
Czech Koruna,
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	2,125	91,000	90,968	32	—
Danish Krone,
Expiring 01/19/21	Bank of America, N.A.	DKK	438	69,635	68,733	902	—
Euro,
Expiring 12/23/20	BNP Paribas S.A.	EUR	51	60,000	59,039	961	—
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	EUR	32	37,906	37,596	310	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	97	106,001	113,125	—	(7,124)
Expiring 01/19/21	BNP Paribas S.A.	EUR	78	92,000	91,183	817	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	7,198	8,471,887	8,400,315	71,572	—
Hungarian Forint,
Expiring 01/19/21	Morgan Stanley & Co. International PLC	HUF	44,848	146,937	142,251	4,686	—
Indian Rupee,
Expiring 12/16/20	Morgan Stanley & Co. International PLC	INR	9,977	135,000	133,243	1,757	—
Expiring 12/23/20	BNP Paribas S.A.	INR	10,264	133,000	136,972	—	(3,972)
Expiring 02/26/21	Bank of America, N.A.	INR	10,391	138,000	137,703	297	—
Expiring 02/26/21	Citibank, N.A.	INR	10,881	138,000	144,195	—	(6,195)
Expiring 02/26/21	Goldman Sachs International	INR	3,844	50,000	50,933	—	(933)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	19,590	252,000	259,607	—	(7,607)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	INR	10,013	128,000	131,725	—	(3,725)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	INR	5,067	67,000	66,653	347	—
Expiring 09/30/21	Bank of America, N.A.	INR	45,446	587,000	587,831	—	(831)
Expiring 02/25/22	Morgan Stanley & Co. International PLC	INR	29,859	381,000	379,618	1,382	—
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	3,730,017	248,428	251,166	—	(2,738)
Israeli Shekel,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	338	99,470	99,038	432	—
Expiring 06/30/21	Barclays Bank PLC	ILS	663	196,908	195,074	1,834	—

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 06/30/21	Citibank, N.A.	ILS	1,633	$485,000	$480,624	$4,376	$—
Japanese Yen,
Expiring 11/27/20	Bank of America, N.A.	JPY	35,266	330,000	336,951	—	(6,951)
Expiring 11/30/20	JPMorgan Chase Bank, N.A.	JPY	33,066	316,603	315,941	662	—
Expiring 11/30/20	Morgan Stanley & Co. International PLC	JPY	14,766	135,631	141,090	—	(5,459)
Expiring 12/23/20	Bank of America, N.A.	JPY	12,308	117,000	117,661	—	(661)
Expiring 12/23/20	Bank of America, N.A.	JPY	11,183	106,000	106,899	—	(899)
Expiring 12/23/20	Bank of America, N.A.	JPY	9,978	95,000	95,384	—	(384)
Expiring 12/23/20	Bank of America, N.A.	JPY	6,121	58,000	58,515	—	(515)
Expiring 12/23/20	Bank of America, N.A.	JPY	2,078	19,727	19,869	—	(142)
Expiring 12/23/20	Barclays Bank PLC	JPY	8,150	78,000	77,908	92	—
Expiring 12/23/20	Citibank, N.A.	JPY	7,892	75,000	75,445	—	(445)
Expiring 12/23/20	Goldman Sachs International	JPY	11,071	105,000	105,830	—	(830)
Expiring 12/30/20	Bank of America, N.A.	JPY	30,753	296,616	294,027	2,589	—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	JPY	15,571	143,215	148,871	—	(5,656)
Expiring 01/29/21	Bank of America, N.A.	JPY	37,389	353,000	357,602	—	(4,602)
Expiring 01/29/21	Citibank, N.A.	JPY	75,708	741,000	724,097	16,903	—
Expiring 01/29/21	Deutsche Bank AG	JPY	57,595	548,135	550,860	—	(2,725)
Expiring 05/28/21	Deutsche Bank AG	JPY	75,713	723,000	725,361	—	(2,361)
Expiring 05/28/21	Morgan Stanley & Co. International PLC	JPY	69,191	640,741	662,871	—	(22,130)
Expiring 07/30/21	Morgan Stanley & Co. International PLC	JPY	13,271	123,227	127,250	—	(4,023)
Expiring 01/28/22	Citibank, N.A.	JPY	103,688	975,339	997,278	—	(21,939)
Expiring 01/28/22	Citibank, N.A.	JPY	95,532	914,576	918,831	—	(4,255)
Expiring 10/31/23	Bank of America, N.A.	JPY	165,745	1,624,000	1,616,606	7,394	—
Expiring 10/31/23	Bank of America, N.A.	JPY	107,140	1,062,000	1,044,994	17,006	—
Expiring 10/31/23	Citibank, N.A.	JPY	27,641	286,831	269,593	17,238	—
Expiring 10/31/23	Citibank, N.A.	JPY	5,701	54,601	55,604	—	(1,003)
Mexican Peso,
Expiring 12/16/20	Goldman Sachs International	MXN	1,186	52,719	55,630	—	(2,911)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	2,283	105,800	107,055	—	(1,255)
Expiring 12/23/20	Citibank, N.A.	MXN	1,636	72,000	76,669	—	(4,669)
Expiring 12/23/20	Citibank, N.A.	MXN	1,612	72,000	75,528	—	(3,528)
Expiring 01/29/21	Citibank, N.A.	MXN	7,041	335,000	328,613	6,387	—
Expiring 02/26/21	Bank of America, N.A.	MXN	7,353	325,185	342,066	—	(16,881)

See Notes to Financial Statements.

60

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 02/26/21	Deutsche Bank AG	MXN	18,153	$714,000	$844,527	$—	$(130,527)
Expiring 02/26/21	HSBC Bank USA, N.A.	MXN	26,498	1,050,014	1,232,736	—	(182,722)
Expiring 04/29/21	Citibank, N.A.	MXN	7,304	359,000	337,378	21,622	—
Expiring 04/29/21	Citibank, N.A.	MXN	3,848	185,928	177,724	8,204	—
Expiring 04/29/21	Deutsche Bank AG	MXN	8,437	329,000	389,730	—	(60,730)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	10,026	463,000	463,131	—	(131)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	5,811	272,000	268,434	3,566	—
Expiring 02/25/22	Barclays Bank PLC	MXN	6,929	293,000	308,685	—	(15,685)
Expiring 02/25/22	Goldman Sachs International	MXN	1,984	80,000	88,359	—	(8,359)
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	19,453	844,701	823,780	20,921	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	5,738	201,000	203,038	—	(2,038)
Expiring 12/16/20	Credit Suisse International	TWD	4,803	169,000	169,973	—	(973)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	5,434	190,000	192,279	—	(2,279)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	5,239	182,000	185,409	—	(3,409)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	4,454	157,000	157,619	—	(619)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	4,881	172,000	172,711	—	(711)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	3,569	125,000	126,311	—	(1,311)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TWD	4,016	141,000	142,125	—	(1,125)
Expiring 12/23/20	Citibank, N.A.	TWD	3,424	119,000	121,346	—	(2,346)
Expiring 12/23/20	Goldman Sachs International	TWD	2,841	98,000	100,686	—	(2,686)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	2,286	80,000	81,016	—	(1,016)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	1,934	68,000	68,526	—	(526)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	TWD	3,526	125,000	124,971	29	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	TWD	36,454	1,329,000	1,331,367	—	(2,367)
New Zealand Dollar,
Expiring 01/20/21	BNP Paribas S.A.	NZD	160	106,000	105,512	488	—
Expiring 01/20/21	Citibank, N.A.	NZD	167	110,000	110,644	—	(644)
Expiring 01/20/21	Citibank, N.A.	NZD	49	32,533	32,536	—	(3)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	122	$80,462	$80,766	$—	$(304)
Norwegian Krone,
Expiring 01/19/21	Citibank, N.A.	NOK	965	103,000	101,056	1,944	—
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	262	72,377	72,567	—	(190)
Expiring 12/16/20	Citibank, N.A.	PEN	770	217,839	213,020	4,819	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	202	57,097	55,979	1,118	—
Philippine Peso,
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	10,322	213,000	212,442	558	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	3,151	65,000	64,861	139	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	9,010	184,608	185,441	—	(833)
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	712	187,498	179,967	7,531	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	4,405	58,000	55,150	2,850	—
Expiring 12/16/20	Citibank, N.A.	RUB	3,255	41,000	40,755	245	—
Expiring 12/23/20	Barclays Bank PLC	RUB	6,972	91,000	87,204	3,796	—
Expiring 12/23/20	BNP Paribas S.A.	RUB	56,910	772,000	711,823	60,177	—
Expiring 12/23/20	BNP Paribas S.A.	RUB	15,964	224,000	199,681	24,319	—
Expiring 12/23/20	Citibank, N.A.	RUB	9,959	129,000	124,563	4,437	—
Expiring 12/23/20	Citibank, N.A.	RUB	7,424	98,000	92,861	5,139	—
Expiring 12/23/20	Citibank, N.A.	RUB	7,054	94,000	88,233	5,767	—
Expiring 12/23/20	Citibank, N.A.	RUB	5,909	76,000	73,909	2,091	—
Expiring 12/23/20	HSBC Bank USA, N.A.	RUB	8,533	108,000	106,723	1,277	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	11,483	150,000	143,621	6,379	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	11,367	147,000	142,173	4,827	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	RUB	60,723	716,829	755,093	—	(38,264)
Expiring 04/28/21	Goldman Sachs International	RUB	52,023	678,000	642,754	35,246	—
Expiring 04/29/21	Deutsche Bank AG	RUB	13,019	192,000	160,869	31,131	—
Expiring 06/30/21	Barclays Bank PLC	RUB	13,245	174,513	162,610	11,903	—
Expiring 06/30/21	Goldman Sachs International	RUB	55,638	763,000	683,088	79,912	—
Singapore Dollar,
Expiring 12/16/20	Credit Suisse International	SGD	172	126,000	126,068	—	(68)

See Notes to Financial Statements.

62

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	162	$118,000	$118,719	$—	$(719)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	160	118,000	117,447	553	—
Expiring 12/16/20	The Toronto-Dominion Bank	SGD	218	158,000	159,333	—	(1,333)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	1,829	108,065	111,784	—	(3,719)
Expiring 12/17/20	Citibank, N.A.	ZAR	3,637	216,972	222,242	—	(5,270)
Expiring 12/17/20	Citibank, N.A.	ZAR	1,077	62,344	65,821	—	(3,477)
Expiring 12/17/20	Citibank, N.A.	ZAR	891	51,498	54,465	—	(2,967)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,758	104,232	107,400	—	(3,168)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	878	51,940	53,650	—	(1,710)
Expiring 12/23/20	Bank of America, N.A.	ZAR	1,372	80,000	83,755	—	(3,755)
Expiring 12/23/20	Barclays Bank PLC	ZAR	3,129	185,000	191,053	—	(6,053)
Expiring 12/23/20	Barclays Bank PLC	ZAR	1,605	99,000	97,985	1,015	—
Expiring 12/23/20	Barclays Bank PLC	ZAR	1,507	91,000	92,034	—	(1,034)
Expiring 12/23/20	Barclays Bank PLC	ZAR	1,046	64,000	63,876	124	—
Expiring 12/23/20	BNP Paribas S.A.	ZAR	1,744	106,000	106,498	—	(498)
Expiring 12/23/20	HSBC Bank USA, N.A.	ZAR	1,581	95,000	96,559	—	(1,559)
Expiring 01/29/21	Deutsche Bank AG	ZAR	8,749	557,000	531,967	25,033	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	3,878	250,000	235,823	14,177	—
Expiring 02/26/21	Bank of America, N.A.	ZAR	10,890	556,832	660,285	—	(103,453)
Expiring 02/26/21	Barclays Bank PLC	ZAR	3,117	175,521	189,022	—	(13,501)
Expiring 02/26/21	Goldman Sachs International	ZAR	9,815	563,000	595,094	—	(32,094)
Expiring 02/26/21	Goldman Sachs International	ZAR	5,962	315,000	361,477	—	(46,477)
Expiring 04/29/21	Goldman Sachs International	ZAR	1,648	92,000	99,297	—	(7,297)
Expiring 05/28/21	Morgan Stanley & Co. International PLC	ZAR	1,031	60,000	61,966	—	(1,966)
Expiring 09/30/21	Morgan Stanley & Co. International PLC	ZAR	44,539	2,559,000	2,644,348	—	(85,348)
Expiring 12/23/21	Barclays Bank PLC	ZAR	6,463	348,622	380,540	—	(31,918)
Expiring 12/23/21	Goldman Sachs International	ZAR	1,126	71,000	66,272	4,728	—
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	57,758	51,000	50,801	199	—

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	112,254	$95,000	$98,734	$—	$(3,734)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	105,718	93,000	92,985	15	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	101,131	89,000	88,950	50	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	60,063	52,738	52,829	—	(91)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	110,628	95,000	97,303	—	(2,303)
Expiring 12/23/20	Citibank, N.A.	KRW	130,680	110,000	114,952	—	(4,952)
Expiring 12/23/20	Goldman Sachs International	KRW	125,565	107,000	110,452	—	(3,452)
Expiring 04/29/21	Citibank, N.A.	KRW	371,654	307,000	327,076	—	(20,076)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	KRW	611,258	511,000	537,940	—	(26,940)
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	1,289,621	1,079,000	1,135,151	—	(56,151)
Expiring 07/30/21	Deutsche Bank AG	KRW	744,855	635,000	655,697	—	(20,697)
Expiring 10/29/21	JPMorgan Chase Bank, N.A.	KRW	895,338	781,000	788,532	—	(7,532)
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	1,517	172,146	170,648	1,498	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	SEK	645	73,000	72,551	449	—
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	790	866,363	863,535	2,828	—
Thai Baht,
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	5,097	161,000	163,507	—	(2,507)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	3,617	114,000	116,034	—	(2,034)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	3,714	117,000	119,144	—	(2,144)
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	664	86,351	77,358	8,993	—
Expiring 12/16/20	Barclays Bank PLC	TRY	664	85,330	77,358	7,972	—
Expiring 12/16/20	Barclays Bank PLC	TRY	598	78,049	69,712	8,337	—
Expiring 12/16/20	Barclays Bank PLC	TRY	499	64,000	58,152	5,848	—
Expiring 12/16/20	Barclays Bank PLC	TRY	496	64,838	57,806	7,032	—
Expiring 12/16/20	Barclays Bank PLC	TRY	484	60,000	56,412	3,588	—
Expiring 12/16/20	Barclays Bank PLC	TRY	408	51,000	47,592	3,408	—
Expiring 12/16/20	Barclays Bank PLC	TRY	355	46,000	41,377	4,623	—
Expiring 12/16/20	Citibank, N.A.	TRY	409	52,000	47,635	4,365	—

See Notes to Financial Statements.

64

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/16/20	Goldman Sachs International	TRY	194	$24,534	$22,642	$1,892	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	416	53,000	48,530	4,470	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	414	53,000	48,237	4,763	—
Expiring 12/23/20	Deutsche Bank AG	TRY	992	151,000	115,219	35,781	—
Expiring 02/26/21	Citibank, N.A.	TRY	1,635	201,000	183,946	17,054	—
Expiring 02/26/21	Citibank, N.A.	TRY	876	104,088	98,600	5,488	—
Expiring 02/26/21	Goldman Sachs International	TRY	1,152	173,000	129,623	43,377	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	TRY	1,140	136,912	128,230	8,682	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	3,900	540,000	438,759	101,241	—
Expiring 05/28/21	Goldman Sachs International	TRY	567	76,000	60,966	15,034	—

				$75,671,798	$73,992,448	3,110,021	(1,430,671)

						$4,209,581	$(4,114,373)

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
11/27/20	Buy	AUD	322	JPY	23,989	$—	$(2,838)	Morgan Stanley & Co. International PLC
11/30/20	Buy	JPY	47,832	AUD	613	26,086	—	Deutsche Bank AG
12/23/20	Buy	EUR	26	ZAR	471	1,580	—	Goldman Sachs International
12/23/20	Buy	EUR	71	ZAR	1,220	8,340	—	Morgan Stanley & Co. International PLC
12/30/20	Buy	AUD	38	JPY	2,880	—	(812)	Goldman Sachs International
12/30/20	Buy	JPY	6,634	AUD	90	143	—	Deutsche Bank AG
12/30/20	Buy	JPY	42,570	AUD	578	588	—	Deutsche Bank AG
01/20/21	Buy	EUR	53	AUD	88	—	(91)	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2020

Cross currency exchange contracts outstanding at October 31, 2020 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
01/29/21	Buy	AUD	117	JPY	8,509	$896	$—	Morgan Stanley & Co. International PLC
01/29/21	Buy	AUD	818	JPY	55,182	47,458	—	Deutsche Bank AG
05/28/21	Buy	AUD	278	JPY	20,286	1,249	—	Deutsche Bank AG
05/28/21	Buy	AUD	993	JPY	71,988	8,980	—	Morgan Stanley & Co. International PLC
05/28/21	Buy	AUD	4,745	JPY	303,158	434,083	—	Citibank, N.A.
05/28/21	Buy	JPY	28,854	AUD	416	—	(16,256)	Morgan Stanley & Co. International PLC
05/28/21	Buy	JPY	228,190	AUD	3,341	—	(164,487)	Deutsche Bank AG
07/30/21	Buy	AUD	564	JPY	38,930	23,595	—	Morgan Stanley & Co. International PLC
07/30/21	Buy	JPY	52,201	AUD	722	—	(7,532)	Morgan Stanley & Co. International PLC
08/31/21	Buy	EUR	309	GBP	278	1,618	—	Bank of America, N.A.
08/31/21	Buy	GBP	435	EUR	472	11,146	—	Bank of America, N.A.
01/28/22	Buy	JPY	14,371	AUD	212	—	(11,043)	Deutsche Bank AG
01/28/22	Buy	JPY	24,302	AUD	325	4,903	—	Deutsche Bank AG
05/31/22	Buy	JPY	44,053	AUD	611	—	(5,667)	Goldman Sachs International
10/31/23	Buy	AUD	367	JPY	24,589	18,991	—	Deutsche Bank AG
10/31/23	Buy	JPY	9,277	AUD	133	—	(3,315)	Goldman Sachs International
10/31/23	Buy	JPY	29,437	AUD	431	—	(16,838)	Morgan Stanley & Co. International PLC

						$589,656	$(228,879)

Credit default swap agreements outstanding at October 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federal Republic of Brazil	12/20/22	1.000%(Q)	750	1.240%	$ (2,987)	$—	$ (2,987)	Citibank, N.A.
Government of Malaysia	12/20/22	1.000%(Q)	150	0.164%	2,876	—	2,876	Citibank, N.A.
People’s Republic of China	12/20/22	1.000%(Q)	500	0.127%	9,993	—	9,993	Citibank, N.A.
Republic of Chile	12/20/22	1.000%(Q)	150	0.149%	2,928	—	2,928	Citibank, N.A.

See Notes to Financial Statements.

66

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia	12/20/22	1.000%(Q)	200	0.549%	$2,167	$—	$2,167	Citibank, N.A.
Republic of Indonesia	12/20/22	1.000%(Q)	200	0.407%	2,779	—	2,779	Citibank, N.A.
Republic of Panama	12/20/22	1.000%(Q)	150	0.226%	2,675	—	2,675	Citibank, N.A.
Republic of Peru	12/20/22	1.000%(Q)	150	0.190%	2,794	—	2,794	Citibank, N.A.
Republic of Philippines	12/20/22	1.000%(Q)	150	0.159%	2,894	—	2,894	Citibank, N.A.
Republic of South Africa	12/20/22	1.000%(Q)	450	1.835%	(7,451)	—	(7,451)	Citibank, N.A.
Republic of Turkey	12/20/22	1.000%(Q)	750	5.251%	(63,445)	—	(63,445)	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	450	0.514%	5,211	—	5,211	Citibank, N.A.
United Mexican States	12/20/22	1.000%(Q)	650	0.574%	6,689	—	6,689	Citibank, N.A.

					$(32,877)	$—	$(32,877)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)**:
CDX.EM.28.V2	12/20/22	1.000%(Q)	4,700	$29,977	$(950)	$30,927	Citibank, N.A.

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	100	$ (475)	$ 3,567	$ (4,042)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
Kingdom of Spain	06/20/23	1.000%(Q)	100	$(2,104)	$(1,340)	$(764)	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	EUR 250	(3,428)	1,931	(5,359)	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)	EUR 125	1,180	5,955	(4,775)	Barclays Bank PLC

				$(4,827)	$10,113	$(14,940)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Federal Republic of Brazil	12/20/20	1.000%(Q)	500	0.589%	$860	$(1,690)	$2,550	Goldman Sachs International
Generalitat de Cataluna	12/20/22	1.000%(Q)	230	1.499%	(2,154)	(14,102)	11,948	Citibank, N.A.
Hellenic Republic	12/20/24	1.000%(Q)	1,650	1.214%	(12,334)	(72,143)	59,809	Citibank, N.A.
Hellenic Republic	06/20/29	1.000%(Q)	250	1.955%	(18,032)	(30,482)	12,450	Citibank, N.A.
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	250	0.279%	2,358	(1,119)	3,477	Barclays Bank PLC
Kingdom of Spain	12/20/20	1.000%(Q)	250	0.123%	595	57	538	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/22	1.000%(Q)	700	0.227%	9,744	2,068	7,676	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	1,050	0.330%	19,850	5,802	14,048	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.330%	1,890	820	1,070	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	180	0.543%	3,995	(1,606)	5,601	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	70	0.543%	1,554	851	703	Barclays Bank PLC
Kingdom of Spain	12/20/25	1.000%(Q)	750	0.594%	16,310	(8,443)	24,753	JPMorgan Chase Bank, N.A.
Kingdom of Spain	12/20/25	1.000%(Q)	500	0.594%	10,873	10,069	804	JPMorgan Chase Bank, N.A.
Kingdom of Spain	06/20/30	1.000%(Q)	800	0.876%	9,864	(2,890)	12,754	Credit Suisse International
People’s Republic of China	12/20/20	1.000%(Q)	750	0.071%	1,841	(11)	1,852	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

68

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Chile	12/20/20	1.000%(Q)	500	0.054%	$1,239	$(136)	$1,375	Goldman Sachs International
Republic of Colombia	12/20/20	1.000%(Q)	500	0.232%	1,113	(587)	1,700	Goldman Sachs International
Republic of Hungary	12/20/20	1.000%(Q)	750	0.242%	1,659	(574)	2,233	Barclays Bank PLC
Republic of Indonesia	06/20/23	1.000%(Q)	545	0.503%	7,786	(1,847)	9,633	Citibank, N.A.
Republic of Indonesia	06/20/25	1.000%(Q)	600	0.893%	3,636	(25,676)	29,312	Morgan Stanley & Co. International PLC
Republic of Ireland	12/20/25	1.000%(Q)	500	0.231%	20,294	5,123	15,171	Barclays Bank PLC
Republic of Ireland	12/20/25	1.000%(Q)	500	0.231%	20,294	4,421	15,873	JPMorgan Chase Bank, N.A.
Republic of Ireland	12/20/26	1.000%(Q)	200	0.275%	9,055	(118)	9,173	JPMorgan Chase Bank, N.A.
Republic of Israel	12/20/20	1.000%(Q)	250	0.126%	594	80	514	JPMorgan Chase Bank, N.A.
Republic of Italy	12/20/20	1.000%(Q)	250	0.279%	540	2	538	JPMorgan Chase Bank, N.A.
Republic of Italy	12/20/25	1.000%(Q)	750	1.240%	(8,089)	(14,672)	6,583	JPMorgan Chase Bank, N.A.
Republic of Italy	12/20/25	1.000%(Q)	500	1.240%	(5,393)	(10,047)	4,654	JPMorgan Chase Bank, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	230	0.421%	3,788	—	3,788	Citibank, N.A.
Republic of Panama	06/20/22	1.000%(Q)	100	0.195%	1,446	291	1,155	Citibank, N.A.
Republic of Peru	12/20/20	1.000%(Q)	500	0.086%	1,216	(382)	1,598	Goldman Sachs International
Republic of South Africa	12/20/20	1.000%(Q)	375	0.619%	630	(674)	1,304	JPMorgan Chase Bank, N.A.
Republic of South Africa	12/20/23	1.000%(Q)	250	2.202%	(8,887)	(8,438)	(449)	Bank of America, N.A.
Republic of Turkey	12/20/20	1.000%(Q)	625	3.633%	(1,610)	(1,036)	(574)	Goldman Sachs International
Republic of Turkey	06/20/23	1.000%(Q)	500	5.337%	(52,332)	(38,968)	(13,364)	BNP Paribas S.A.
Republic of Turkey	06/20/23	1.000%(Q)	200	5.337%	(20,933)	(15,200)	(5,733)	BNP Paribas S.A.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Ukraine	12/20/23	5.000%(Q)	200	5.966%	$(4,308)	$8,976	$(13,284)	Deutsche Bank AG
Republic of Ukraine	12/20/24	5.000%(Q)	400	6.076%	(13,006)	26,242	(39,248)	HSBC Bank USA, N.A.
Republic of Ukraine	12/20/25	5.000%(Q)	220	6.184%	(9,786)	(4,716)	(5,070)	Barclays Bank PLC
Russian Federation	12/20/20	1.000%(Q)	375	0.222%	840	(691)	1,531	JPMorgan Chase Bank, N.A.
Russian Federation	12/20/20	1.000%(Q)	100	0.222%	227	106	121	Citibank, N.A.
Russian Federation	12/20/21	1.000%(Q)	475	0.303%	4,348	(6,050)	10,398	Barclays Bank PLC
Russian Federation	06/20/23	1.000%(Q)	350	0.609%	4,013	(2,972)	6,985	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	50	0.609%	573	(507)	1,080	Morgan Stanley & Co. International PLC
Russian Federation	12/20/26	1.000%(Q)	350	1.250%	(4,793)	(21,115)	16,322	Citibank, N.A.
State of Illinois	12/20/22	1.000%(Q)	210	2.612%	(6,451)	(3,561)	(2,890)	Citibank, N.A.
State of Illinois	12/20/24	1.000%(Q)	200	2.791%	(12,244)	(8,215)	(4,029)	Goldman Sachs International

					$(17,327)	$(233,760)	$216,433

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.34.V1	06/20/30	1.000%(Q)	3,430	$40,671	$68,140	$27,469

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.34.V9	06/20/25	5.000%(Q)	1,840	3.946%	$97,917	$90,062	$ (7,855)

See Notes to Financial Statements.

70

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2)(cont’d.):
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)	6,300	0.906%	$65,868	$33,963	$(31,905)
iTraxx.XO.34.V1	12/20/25	5.000%(Q)	EUR 4,900	3.670%	468,019	375,821	(92,198)

					$631,804	$499,846	$(131,958)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices - Sell Protection(2)^:
CDX.BEIJING 1Y 30% - 100%	12/20/20	0.000%	399	*	$(19)	$(31)	$12	Citibank, N.A.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2020

of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2020:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
1,095	3 Month LIBOR(Q)	EUR	1,000	(0.214)%(Q)	JPMorgan Chase Bank, N.A.	11/05/20	$(67,048)	$—	$(67,048)
698	3 Month LIBOR(Q)	EUR	650	(0.274)%(Q)	JPMorgan Chase Bank, N.A.	11/17/20	(54,359)	—	(54,359)
428	3 Month LIBOR(Q)	EUR	400	(0.279)%(Q)	JPMorgan Chase Bank, N.A.	11/18/20	(34,767)	—	(34,767)
247	3 Month LIBOR(Q)	EUR	220	(0.443)%(Q)	JPMorgan Chase Bank, N.A.	08/22/21	(7,887)	—	(7,887)
438	3 Month LIBOR(Q)	EUR	400	(0.108)%(Q)	JPMorgan Chase Bank, N.A.	11/06/21	(30,050)	—	(30,050)
537	3 Month LIBOR(Q)	EUR	500	(0.007)%(Q)	JPMorgan Chase Bank, N.A.	05/17/22	(47,240)	—	(47,240)
376	3 Month LIBOR(Q)	EUR	350	0.015%(Q)	JPMorgan Chase Bank, N.A.	11/17/22	(35,064)	—	(35,064)
1,095	3 Month LIBOR(Q)	EUR	1,000	0.339%(Q)	JPMorgan Chase Bank, N.A.	11/05/24	(121,721)	—	(121,721)
107	3 Month LIBOR(Q)	EUR	100	0.355%(Q)	JPMorgan Chase Bank, N.A.	05/17/25	(14,262)	—	(14,262)
107	3 Month LIBOR(Q)	EUR	100	0.425%(Q)	JPMorgan Chase Bank, N.A.	11/12/25	(16,440)	—	(16,440)

							$(428,838)	$—	$(428,838)

See Notes to Financial Statements.

72

Inflation swap agreements outstanding at October 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR 600	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(34,486)	$(34,486)
EUR 600	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	31,016	31,016

				$—	$(3,470)	$(3,470)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	650	03/14/27	3.170%(S)	6 Month BBSW(2)(S)	$—	$81,711	$81,711
AUD	420	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	30,998	56,000	25,002
AUD	470	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	171	85,819	85,648
BRL	1,005	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	5,583	5,583
BRL	1,569	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	10,343	10,343
BRL	1,707	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	11,821	11,821
BRL	4,844	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	33,291	33,291
BRL	1,587	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	78,145	78,145
BRL	3,103	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	186,790	186,790
BRL	888	01/02/25	9.985%(T)	1 Day BROIS(2)(T)	—	58,181	58,181
BRL	244	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	20,788	20,788
BRL	2,824	01/04/27	6.490%(T)	1 Day BROIS(2)(T)	—	(11,649)	(11,649)
BRL	3,081	01/04/27	6.493%(T)	1 Day BROIS(2)(T)	—	(11,260)	(11,260)
BRL	2,688	01/04/27	6.540%(T)	1 Day BROIS(2)(T)	—	(8,256)	(8,256)
CAD	1,535	04/03/25	0.970%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(1,131)	12,519	13,650
CHF	350	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	—	24,314	24,314
CHF	100	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	7,506	13,887	6,381
CLP	250,000	04/05/29	3.885%(S)	1 Day CLOIS(2)(S)	21,394	47,613	26,219
CLP	410,000	10/24/29	2.790%(S)	1 Day CLOIS(2)(S)	—	26,326	26,326
CLP	91,000	11/22/29	3.203%(S)	1 Day CLOIS(2)(S)	—	11,455	11,455
CLP	400,000	02/10/30	3.010%(S)	1 Day CLOIS(2)(S)	—	37,455	37,455
CLP	270,000	02/28/30	3.110%(S)	1 Day CLOIS(2)(S)	—	27,944	27,944

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	2,000	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(20)	$5,550	$5,570
CNH	2,030	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	4,351	4,351
CNH	2,900	04/01/24	2.922%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	5,897	5,897
CNH	1,250	06/03/24	2.975%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	3,036	3,036
CNH	8,180	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	7	16,060	16,053
CNH	1,700	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2)	3,090	3,092
CNH	1,700	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	3,814	3,815
CNH	2,000	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	3,495	3,496
CNH	2,910	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(8)	10,191	10,199
CNH	1,200	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	330	330
COP	3,204,860	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	47,296	131,292	83,996
COP	860,000	12/16/29	5.480%(Q)	1 Day COOIS(2)(Q)	—	25,616	25,616
CZK	14,000	04/27/22	0.925%(A)	6 Month PRIBOR(2)(S)	—	8,782	8,782
CZK	13,010	06/29/22	0.895%(A)	6 Month PRIBOR(2)(S)	—	6,918	6,918
CZK	39,580	01/28/24	1.938%(A)	6 Month PRIBOR(2)(S)	—	110,043	110,043
CZK	16,700	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	—	(46,167)	(46,167)
CZK	12,100	03/31/24	0.710%(A)	6 Month PRIBOR(1)(S)	—	(7,305)	(7,305)
CZK	6,640	06/29/27	1.175%(A)	6 Month PRIBOR(1)(S)	—	(10,753)	(10,753)
CZK	16,480	01/28/30	1.587%(A)	6 Month PRIBOR(1)(S)	—	(59,561)	(59,561)
CZK	4,895	03/31/30	0.710%(A)	6 Month PRIBOR(2)(S)	—	(1,436)	(1,436)
DKK	2,300	03/15/27	1.123%(A)	6 Month CIBOR(2)(S)	—	33,235	33,235
GBP	2,500	09/01/21	0.013%(A)	1 Day SONIA(1)(A)	(4)	(88)	(84)
GBP	295	05/15/24	0.963%(S)	6 Month GBP LIBOR(1)(S)	—	(11,771)	(11,771)

See Notes to Financial Statements.

74

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	855	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	$—	$(49,734)	$(49,734)
GBP	100	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(1,001)	(11,235)	(10,234)
HKD	6,080	03/13/21	2.138%(Q)	3 Month HIBOR(2)(Q)	—	6,416	6,416
HKD	6,850	03/13/21	2.145%(Q)	3 Month HIBOR(2)(Q)	—	7,262	7,262
HKD	4,660	09/03/26	1.538%(Q)	3 Month HIBOR(1)(Q)	(26)	(33,100)	(33,074)
HUF	113,000	01/23/25	1.095%(A)	6 Month BUBOR(2)(S)	—	1,246	1,246
HUF	100,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	(15,344)	18,554	33,898
HUF	257,045	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	78,483	78,483
HUF	101,100	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	3,112	3,112
HUF	168,000	12/09/29	1.245%(A)	6 Month BUBOR(2)(S)	—	(12,498)	(12,498)
HUF	55,000	01/23/30	1.740%(A)	6 Month BUBOR(2)(S)	—	3,979	3,979
JPY	756,490	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(982)	(982)
JPY	191,720	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(149)	(149)
JPY	24,660	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	5,143	15,203	10,060
JPY	40,000	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	25,811	28,230	2,419
JPY	80,000	02/20/40	0.175%(S)	6 Month JPY LIBOR(2)(S)	—	(14,692)	(14,692)
KRW	1,800,000	01/07/21	1.732%(Q)	3 Month KWCDC(2)(Q)	—	4,504	4,504
KRW	50,000	09/10/28	2.043%(Q)	3 Month KWCDC(2)(Q)	2,113	3,540	1,427
MXN	13,380	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	3,605	112,831	109,226
MXN	5,400	07/10/30	5.680%(M)	28 Day Mexican Interbank Rate(2)(M)	(3)	(3,083)	(3,080)
NOK	3,400	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	—	34,639	34,639

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NOK	2,690	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)	$3,035	$31,650	$28,615
NOK	2,000	10/07/29	1.660%(A)	6 Month NIBOR(2)(S)	—	13,992	13,992
NZD	100	10/03/22	2.740%(S)	3 Month BBR(2)(Q)	—	3,605	3,605
NZD	1,260	03/15/24	3.355%(S)	3 Month BBR(2)(Q)	—	97,094	97,094
NZD	100	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	1,742	13,885	12,143
NZD	910	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	43,480	132,765	89,285
NZD	1,000	10/07/29	1.130%(S)	3 Month BBR(2)(Q)	—	41,118	41,118
PLN	2,000	05/24/23	2.520%(A)	6 Month WIBOR(2)(S)	—	33,665	33,665
PLN	2,890	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	46,989	46,989
PLN	2,325	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	53,751	53,751
PLN	700	04/11/24	2.020%(A)	6 Month WIBOR(2)(S)	—	12,400	12,400
PLN	3,820	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	55,267	55,267
PLN	550	01/21/26	2.500%(A)	6 Month WIBOR(2)(S)	1,503	16,980	15,477
PLN	550	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	24,266	24,266
SEK	3,000	06/20/29	0.550%(A)	3 Month STIBOR(2)(Q)	—	10,413	10,413
SEK	4,000	10/07/29	0.180%(A)	3 Month STIBOR(2)(Q)	—	(2,102)	(2,102)
SEK	3,800	01/24/30	0.605%(A)	3 Month STIBOR(2)(Q)	—	16,178	16,178
SEK	2,000	07/13/30	0.308%(A)	3 Month STIBOR(2)(Q)	—	1,000	1,000
SGD	410	03/19/24	2.025%(S)	6 Month SIBOR(2)(S)	—	17,299	17,299
SGD	490	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	50,283	50,283
THB	8,400	07/03/30	1.028%(S)	6 Month BIBOR(2)(S)	—	(967)	(967)
	6,400	09/12/21	0.260%(A)	1 Day USOIS(1)(A)	—	(12,430)	(12,430)

See Notes to Financial Statements.

76

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	4,665	03/10/22	0.330%(A)	1 Day USOIS(1)(A)	$—	$(24,088)	$(24,088)
	9,800	05/29/22	0.014%(A)	1 Day USOIS(1)(A)	8,093	10,050	1,957
	4,670	10/30/23	0.072%(A)	1 Day USOIS(1)(A)	—	1,360	1,360
	2,956	05/31/24	1.350%(A)	1 Day USOIS(1)(A)	—	(148,561)	(148,561)
	200	05/20/50	0.691%(A)	1 Day USOIS(1)(A)	—	20,577	20,577
ZAR	28,120	03/13/21	7.180%(Q)	3 Month JIBAR(2)(Q)	—	33,355	33,355
ZAR	25,240	03/13/24	7.500%(Q)	3 Month JIBAR(1)(Q)	—	(178,209)	(178,209)
ZAR	5,200	05/05/25	7.940%(Q)	3 Month JIBAR(2)(Q)	(10,788)	46,749	57,537
ZAR	4,100	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(70)	39,714	39,784
ZAR	6,760	01/17/28	7.833%(Q)	3 Month JIBAR(2)(Q)	(21)	47,305	47,326
ZAR	4,500	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(31)	35,196	35,227
ZAR	7,500	03/13/29	8.055%(Q)	3 Month JIBAR(2)(Q)	—	52,014	52,014
ZAR	5,700	06/21/29	7.685%(Q)	3 Month JIBAR(2)(Q)	(25)	28,318	28,343
ZAR	8,000	10/03/29	7.580%(Q)	3 Month JIBAR(2)(Q)	—	32,468	32,468
ZAR	5,000	11/01/29	7.820%(Q)	3 Month JIBAR(2)(Q)	(34)	27,259	27,293

					$173,387	$1,906,573	$1,733,186

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CLP	220,000	02/09/27	4.120%(S)	1 Day CLOIS(2)(S)	$46,196	$—	$46,196	Morgan Stanley & Co. International PLC
CLP	140,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	32,386	—	32,386	Morgan Stanley & Co. International PLC
CLP	62,800	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	14,382	—	14,382	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	77

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
CLP	101,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	$23,077	$—	$23,077	Morgan Stanley & Co. International PLC
CLP	56,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	13,784	—	13,784	Citibank, N.A.
COP	1,600,000	06/02/27	5.910%(Q)	1 Day COOIS(2)(Q)	59,751	—	59,751	Morgan Stanley & Co. International PLC
COP	405,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	15,341	—	15,341	Morgan Stanley & Co. International PLC
COP	509,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	18,668	—	18,668	Morgan Stanley & Co. International PLC
COP	768,900	07/12/29	5.165%(Q)	1 Day COOIS(2)(Q)	17,623	—	17,623	Morgan Stanley & Co. International PLC
ILS	700	12/09/22	1.530%(A)	3 Month TELBOR(2)(Q)	8,965	—	8,965	Citibank, N.A.
ILS	350	09/19/26	1.600%(A)	3 Month TELBOR(2)(Q)	7,700	—	7,700	Barclays Bank PLC
ILS	1,340	03/15/27	2.130%(A)	3 Month TELBOR(2)(Q)	48,293	—	48,293	Citibank, N.A.
ILS	1,090	07/13/27	0.395%(A)	3 Month TELBOR(2)(Q)	(272)	—	(272)	Goldman Sachs International
ILS	950	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	33,666	—	33,666	JPMorgan Chase Bank, N.A.
ILS	700	03/13/29	1.840%(A)	3 Month TELBOR(2)(Q)	23,384	—	23,384	HSBC Bank USA, N.A.
ILS	960	07/12/29	1.411%(A)	3 Month TELBOR(2)(Q)	20,133	(237)	20,370	Citibank, N.A.
ILS	1,000	10/07/29	0.885%(A)	3 Month TELBOR(2)(Q)	6,416	—	6,416	Goldman Sachs International
ILS	490	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)	924	(5)	929	Goldman Sachs International
	200	05/20/50	0.910%(Q)	1 Week MUNIPSA(2)(Q)	(13,124)	—	(13,124)	Citibank, N.A.
ZAR	1,060	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)	(3,192)	(25)	(3,167)	Citibank, N.A.
ZAR	7,000	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(11,339)	(51)	(11,288)	Citibank, N.A.

See Notes to Financial Statements.

78

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements (cont’d.):
ZAR	1,000	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)	$4,854	$24	$4,830	Citibank, N.A.
ZAR	6,575	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	20,824	42	20,782	Citibank, N.A.

					$388,440	$(252)	$388,692

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$76,427	$(301,307)	$789,562	$(630,153)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$2,193,666
J.P. Morgan Securities LLC	994,000	208,969

Total	$994,000	$2,402,635

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	79

Schedule of Investments (continued)

as of October 31, 2020

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$477,682	$—
Spain	—	540,746	—
United States	—	1,951,804	—
Bank Loans
United States	—	315,525	—
Commercial Mortgage-Backed Securities
Canada	—	55,087	—
United States	—	3,367,748	—
Corporate Bonds
Brazil	—	865,750	—
Canada	—	906,202	—
China	—	589,477	—
France	—	1,298,386	—
Germany	—	910,762	—
India	—	118,491	—
Indonesia	—	994,366	—
Ireland	—	129,300	—
Italy	—	460,749	—
Jamaica	—	403,655	—
Kazakhstan	—	168,746	—
Luxembourg	—	1,392,010	—
Mexico	—	955,623	—
Netherlands	—	1,169,620	—
Peru	—	153,023	—
Russia	—	415,401	—
South Africa	—	619,541	—
Spain	—	372,629	—
Ukraine	—	111,413	—
United Arab Emirates	—	260,494	—
United Kingdom	—	2,340,358	—
United States	—	16,668,216	—
Residential Mortgage-Backed Securities
Bermuda	—	1,819,730	—
United States	—	2,785,798	—
Sovereign Bonds
Brazil	—	1,648,836	—
Cyprus	—	691,350	—
Dominican Republic	—	78,582	—
Egypt	—	206,024	—
Greece	—	4,294,454	—
Indonesia	—	1,189,346	—
Italy	—	1,304,561	—
Mexico	—	477,359	—
Peru	—	288,739	—
Portugal	—	913,733	—

See Notes to Financial Statements.

80

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Qatar	$—	$219,391	$—
Romania	—	809,305	—
Senegal	—	115,621	—
Serbia	—	454,452	—
Spain	—	1,984,697	—
Turkey	—	573,372	—
Ukraine	—	1,294,832	—
U.S. Treasury Obligation	—	830,651	—
Common Stocks
United States	16,097	—	103,700
Affiliated Mutual Funds	1,168,464	—	—
Options Purchased	—	12,950,081	—

Total	$1,184,561	$72,943,718	$103,700

Liabilities
Options Written	$—	$(12,689,224)	$—

Other Financial Instruments*
Assets
Futures Contracts	$283,228	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	4,209,581	—
OTC Cross Currency Exchange Contracts	—	589,656	—
OTC Packaged Credit Default Swap Agreements	—	70,983	—
Centrally Cleared Credit Default Swap Agreement	—	27,469	—
OTC Credit Default Swap Agreements	—	164,205	—
Centrally Cleared Inflation Swap Agreement	—	31,016	—
Centrally Cleared Interest Rate Swap Agreements	—	2,392,228	—
OTC Interest Rate Swap Agreements	—	416,367	—

Total	$283,228	$7,901,505	$—

Liabilities
Futures Contracts	$(782,309)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(4,114,373)	—
OTC Cross Currency Exchange Contracts	—	(228,879)	—
OTC Packaged Credit Default Swap Agreements	—	(73,883)	—
Centrally Cleared Credit Default Swap Agreements	—	(131,958)	—
OTC Credit Default Swap Agreements	—	(186,359)	(19)
OTC Currency Swap Agreements	—	(428,838)	—
Centrally Cleared Inflation Swap Agreement	—	(34,486)	—
Centrally Cleared Interest Rate Swap Agreements	—	(659,042)	—
OTC Interest Rate Swap Agreements	—	(27,927)	—

Total	$(782,309)	$(5,885,745)	$(19)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	81

Schedule of Investments (continued)

as of October 31, 2020

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Sovereign Bonds	25.8%
Options Purchased	20.2
Residential Mortgage-Backed Securities	8.4
Oil & Gas	6.9
Commercial Mortgage-Backed Securities	5.3
Chemicals	3.6
Electric	3.6
Telecommunications	3.3
Retail	3.2
Media	2.8
Home Builders	2.8
Banks	2.4
Entertainment	2.3
Commercial Services	1.8
Affiliated Mutual Funds (0.4% represents investments purchased with collateral from securities on loan)	1.8
Packaging & Containers	1.4
Real Estate Investment Trusts (REITs)	1.3
U.S. Treasury Obligation	1.3
Consumer Loans	1.2
Other	1.2
Healthcare-Products	1.2
Foods	1.1
Pipelines	1.0
Auto Parts & Equipment	1.0
Diversified Financial Services	0.9
Internet	0.9

Collateralized Loan Obligations	0.8%
Miscellaneous Manufacturing	0.7
Pharmaceuticals	0.7
Insurance	0.6
Agriculture	0.6
Auto Manufacturers	0.6
Electrical Components & Equipment	0.6
Computers	0.5
Transportation	0.5
Gas	0.5
Real Estate	0.5
Building Materials	0.5
Software	0.4
Healthcare-Services	0.4
Student Loan	0.2
Machinery-Diversified	0.2
Iron/Steel	0.2
Electric Utilities	0.2
Aerospace & Defense	0.2
Lodging	0.1
Airlines	0.1

115.8
Options Written	(19.8)
Other assets in excess of liabilities	4.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

82

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$27,469	*	Due from/to broker-variation margin swaps	$131,958	*
Credit contracts	Premiums paid for OTC swap agreements	76,361		Premiums received for OTC swap agreements	300,989
Credit contracts	Unrealized appreciation on OTC swap agreements	373,019		Unrealized depreciation on OTC swap agreements	173,464
Equity contracts	Due from/to broker-variation margin futures	48,862	*	Due from/to broker-variation margin futures	15,889	*
Foreign exchange contracts	Due from/to broker-variation margin futures	84,549	*	—	—
Foreign exchange contracts	Unaffiliated investments	12,950,081		Options written outstanding, at value	12,689,224
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	589,656		Unrealized depreciation on OTC cross currency exchange contracts	228,879
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	4,209,581		Unrealized depreciation on OTC forward foreign currency exchange contracts	4,114,373
Interest rate contracts	Due from/to broker-variation margin futures	149,817	*	Due from/to broker-variation margin futures	766,420	*
Interest rate contracts	Due from/to broker-variation margin swaps	2,423,244	*	Due from/to broker-variation margin swaps	693,528	*
Interest rate contracts	Premiums paid for OTC swap agreements	66		Premiums received for OTC swap agreements	318
Interest rate contracts	Unrealized appreciation on OTC swap agreements	416,543		Unrealized depreciation on OTC swap agreements	456,689

		$21,349,248			$19,571,731

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	83

Schedule of Investments (continued)

as of October 31, 2020

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(9,714)	$11,932	$—	$—	$(2,614,505)
Equity contracts	(7,120)	6,668	205,883	—	—
Foreign exchange contracts	(9,196,169)	8,711,712	—	625,716	—
Interest rate contracts	56,378	—	2,203,228	—	(4,704,076)

Total	$(9,156,625)	$8,730,312	$2,409,111	$625,716	$(7,318,581)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$1,653	$3,547	$—	$—	$(352,870)
Equity contracts	1,303	(1,192)	32,847	—	—
Foreign exchange contracts	4,439,367	(4,498,464)	84,549	(81,776)	—
Interest rate contracts	(26,191)	—	(721,754)	—	2,161,549

Total	$4,416,132	$(4,496,109)	$(604,358)	$(81,776)	$1,808,679

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

84

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$10,536,939	$397,368,700	$33,169,007	$127,215,438	$71,858,176

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$90,640,147	$12,388,452	$150,706,414	$11,697,493

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)
$39,369,808	$7,622,400	$1,359,072

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$257,865	$(257,865)	$—

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	85

Schedule of Investments (continued)

as of October 31, 2020

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$2,322,921	$(2,781,503)	$(458,582)	$420,000	$(38,582)
Barclays Bank PLC	555,238	(824,697)	(269,459)	—	(269,459)
BNP Paribas S.A.	583,581	(514,970)	68,611	—	68,611
Citibank, N.A.	4,671,583	(4,094,569)	577,014	(560,000)	17,014
Credit Suisse International	15,553	(6,961)	8,592	—	8,592
Deutsche Bank AG	3,704,589	(3,371,496)	333,093	(333,093)	—
Goldman Sachs International	1,354,300	(994,049)	360,251	(318,417)	41,834
HSBC Bank USA, N.A.	279,839	(250,171)	29,668	—	29,668
JPMorgan Chase Bank, N.A.	605,507	(1,096,268)	(490,761)	490,761	—
Morgan Stanley & Co. International PLC	4,494,549	(4,025,123)	469,426	(440,000)	29,426
The Toronto-Dominion Bank	3,322	(1,333)	1,989	—	1,989
UBS AG	24,325	(2,796)	21,529	—	21,529

	$18,615,307	$(17,963,936)	$651,371	$(740,749)	$(89,378)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

86

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $257,865:
Unaffiliated investments (cost $73,558,086)	$73,063,515
Affiliated investments (cost $1,168,099)	1,168,464
Foreign currency, at value (cost $120,418)	120,510
Cash segregated for counterparty - OTC	1,027,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,209,581
Deposit with broker for centrally cleared/exchange-traded derivatives	994,000
Dividends and interest receivable	794,621
Unrealized appreciation on OTC swap agreements	789,562
Unrealized appreciation on OTC cross currency exchange contracts	589,656
Receivable for investments sold	528,181
Premiums paid for OTC swap agreements	76,427
Due from broker—variation margin futures	24,617
Receivable for Fund shares sold	15,807
Due from broker—variation margin swaps	4,885
Prepaid expenses and other assets	15,403

Total Assets	83,422,229

Liabilities
Options written outstanding, at value (proceeds received $12,335,953)	12,689,224
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,114,373
Unrealized depreciation on OTC swap agreements	630,153
Cash segregated from counterparty - OTC	600,000
Premiums received for OTC swap agreements	301,307
Payable for investments purchased	270,943
Payable to broker for collateral for securities on loan	262,408
Unrealized depreciation on OTC cross currency exchange contracts	228,879
Accrued expenses and other liabilities	145,585
Payable for Fund shares reacquired	70,098
Management fee payable	12,966
Distribution fee payable	1,836
Trustees’ fees payable	1,097
Dividends payable	770
Affiliated transfer agent fee payable	247

Total Liabilities	19,329,886

Net Assets	$64,092,343

Net assets were comprised of:
Shares of beneficial interest, at par	$6,802
Paid-in capital in excess of par	70,986,857
Total distributable earnings (loss)	(6,901,316)

Net assets, October 31, 2020	$64,092,343

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	87

Statement of Assets and Liabilities

as of October 31, 2020

Class A
Net asset value and redemption price per share, ($2,248,618 ÷ 238,533 shares of beneficial interest issued and outstanding)	$9.43
Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.75

Class C
Net asset value, offering price and redemption price per share, ($1,510,467 ÷ 160,513 shares of beneficial interest issued and outstanding)	$9.41

Class Z
Net asset value, offering price and redemption price per share, ($27,403,268 ÷ 2,907,259 shares of beneficial interest issued and outstanding)	$9.43

Class R6
Net asset value, offering price and redemption price per share, ($32,929,990 ÷ 3,495,926 shares of beneficial interest issued and outstanding)	$9.42

See Notes to Financial Statements.

88

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income	$2,742,917
Affiliated dividend income	41,761
Income from securities lending, net (including affiliated income of $4,979)	6,422

Total income	2,791,100

Expenses
Management fee	486,592
Distribution fee(a)	24,857
Custodian and accounting fees	179,481
Registration fees(a)	76,448
Audit fee	62,849
Transfer agent’s fees and expenses (including affiliated expense of $2,324)(a)	52,570
Shareholders’ reports	32,957
Legal fees and expenses	23,473
Trustees’ fees	12,344
Miscellaneous	25,606

Total expenses	977,177
Less: Fee waiver and/or expense reimbursement(a)	(367,810)

Net expenses	609,367

Net investment income (loss)	2,181,733

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,190))	(10,487,523)
Futures transactions	2,409,111
Forward and cross currency contract transactions	625,716
Options written transactions	8,730,312
Swap agreement transactions	(7,318,581)
Foreign currency transactions	(340,726)

(6,381,691)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $339)	2,850,491
Futures	(604,358)
Forward and cross currency contracts	(81,776)
Options written	(4,496,109)
Swap agreements	1,808,679
Foreign currencies	(133,141)

(656,214)

Net gain (loss) on investment and foreign currency transactions	(7,037,905)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(4,856,172)

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	89

Statement of Operations

Year Ended October 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	9,226	15,631	—	—
Registration fees	16,557	16,207	27,477	16,207
Transfer agent’s fees and expenses	6,797	1,817	43,725	231
Fee waiver and/or expense reimbursement	(32,382)	(21,602)	(174,956)	(138,870)

See Notes to Financial Statements.

90

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,181,733	$1,384,944
Net realized gain (loss) on investment and foreign currency transactions	(6,381,691)	4,156,295
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(656,214)	274,716

Net increase (decrease) in net assets resulting from operations	(4,856,172)	5,815,955

Dividends and Distributions
Distributions from distributable earnings
Class A	(250,810)	(133,757)
Class C	(90,510)	(26,454)
Class Z	(2,213,760)	(752,084)
Class R6	(2,196,249)	(2,607,572)

	(4,751,329)	(3,519,867)

Tax return of capital distributions
Class A	(74,416)	—
Class C	(26,854)	—
Class Z	(656,831)	—
Class R6	(651,635)	—

	(1,409,736)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	49,138,454	42,096,780
Net asset value of shares issued in reinvestment of dividends and distributions	5,969,148	3,482,164
Cost of shares reacquired	(55,183,534)	(6,217,471)

Net increase (decrease) in net assets from Fund share transactions	(75,932)	39,361,473

Total increase (decrease)	(11,093,169)	41,657,561

Net Assets:
Beginning of year	75,185,512	33,527,951

End of year	$64,092,343	$75,185,512

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	91

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of six series: PGIM Global Dynamic Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund and PGIM Strategic Bond Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Global Dynamic Bond Fund (the “Fund”).

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

92

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker

PGIM Global Dynamic Bond Fund	93

Notes to Financial Statements (continued)

quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

94

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross

PGIM Global Dynamic Bond Fund	95

Notes to Financial Statements (continued)

currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

96

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the

PGIM Global Dynamic Bond Fund	97

Notes to Financial Statements (continued)

valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

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As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off

PGIM Global Dynamic Bond Fund	99

Notes to Financial Statements (continued)

is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

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Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory and sub-subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the

102

management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to and including $2.5 billion, 0.675% of the next $2.5 billion and 0.65% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.70% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.20% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class Z shares and 0.80% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS received $8,369 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $839 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to

PGIM Global Dynamic Bond Fund	103

Notes to Financial Statements (continued)

broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended October 31, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Loss
$—	$265,230	$(57,542)

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5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $45,460,815 and $38,859,310, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$4,350,562	$48,345,004	$51,789,928	$—	$—	$905,638	905,638	$41,761

PGIM Institutional Money Market Fund*
423,161	3,715,673	3,875,157	339	(1,190)	262,826	262,905	4,979	**

$4,773,723	$52,060,677	$55,665,085	$339	$(1,190)	$1,168,464		$46,740

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $4,751,329 of ordinary income and $1,409,736 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $3,519,867 of ordinary income.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$63,111,574	$21,996,602	$(22,048,761)	$(52,159)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, straddles, mark-to-market of futures and forwards, amortization of bond premium and swaps.

PGIM Global Dynamic Bond Fund	105

Notes to Financial Statements (continued)

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $6,848,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	3,484,476	99.7%

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At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated

Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	51.2%	3	44.4%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	489,479	$4,873,797
Shares issued in reinvestment of dividends and distributions	24,873	243,925
Shares reacquired	(1,105,338)	(11,062,465)

Net increase (decrease) in shares outstanding before conversion	(590,986)	(5,944,743)
Shares issued upon conversion from other share class(es)	819	7,056
Shares reacquired upon conversion into other share class(es)	(355)	(3,644)

Net increase (decrease) in shares outstanding	(590,522)	$(5,941,331)

Year ended October 31, 2019:
Shares sold	969,644	$10,068,803
Shares issued in reinvestment of dividends and distributions	9,758	99,889
Shares reacquired	(208,645)	(2,163,631)

Net increase (decrease) in shares outstanding	770,757	$8,005,061

Class C
Year ended October 31, 2020:
Shares sold	62,954	$622,312
Shares issued in reinvestment of dividends and distributions	12,010	117,353
Shares reacquired	(41,588)	(377,696)

Net increase (decrease) in shares outstanding before conversion	33,376	361,969
Shares reacquired upon conversion into other share class(es)	(434)	(4,078)

Net increase (decrease) in shares outstanding	32,942	$357,891

Year ended October 31, 2019:
Shares sold	112,022	$1,158,686
Shares issued in reinvestment of dividends and distributions	2,610	26,490
Shares reacquired	(9,747)	(100,967)

Net increase (decrease) in shares outstanding	104,885	$1,084,209

Class Z
Year ended October 31, 2020:
Shares sold	4,310,985	$42,875,773
Shares issued in reinvestment of dividends and distributions	291,485	2,863,039
Shares reacquired	(4,681,601)	(42,932,466)

Net increase (decrease) in shares outstanding before conversion	(79,131)	2,806,346
Shares issued upon conversion from other share class(es)	789	7,722
Shares reacquired upon conversion into other share class(es)	(819)	(7,056)

Net increase (decrease) in shares outstanding	(79,161)	$2,807,012

Year ended October 31, 2019:
Shares sold	2,979,561	$30,661,450
Shares issued in reinvestment of dividends and distributions	73,041	748,213
Shares reacquired	(383,901)	(3,939,214)

Net increase (decrease) in shares outstanding	2,668,701	$27,470,449

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Notes to Financial Statements (continued)

Class R6	Shares	Amount

Year ended October 31, 2020:
Shares sold	78,210	$766,572
Shares issued in reinvestment of dividends and distributions	281,169	2,744,831
Shares reacquired	(89,091)	(810,907)

Net increase (decrease) in shares outstanding	270,288	$2,700,496

Year ended October 31, 2019:
Shares sold	21,168	$207,841
Shares issued in reinvestment of dividends and distributions	259,401	2,607,572
Shares reacquired	(1,337)	(13,659)

Net increase (decrease) in shares outstanding	279,232	$2,801,754

8. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 21 days that the Fund had loans outstanding during the period was

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approximately $3,651,048, borrowed at a weighted average interest rate of 2.17%. The maximum loan outstanding amount during the period was $7,251,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

PGIM Global Dynamic Bond Fund	109

Notes to Financial Statements (continued)

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the

110

Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

PGIM Global Dynamic Bond Fund	111

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

112

Financial Highlights

Class A Shares
	Year Ended October 31,					November 3, 2015(a) through October 31, 2016
	2020		2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.49		$10.03	$10.56	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27		0.24	0.25	0.27	0.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.51)		1.03	(0.14)	0.86	0.08
Total from investment operations	(0.24)		1.27	0.11	1.13	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.31)		(0.81)	(0.57)	(0.50)	(0.19)
Tax return of capital distributions	(0.20)		-	-	-	(0.25)
Distributions from net realized gains	(0.31)		-	(0.07)	-	-
Total dividends and distributions	(0.82)		(0.81)	(0.64)	(0.50)	(0.44)
Net asset value, end of period	$9.43		$10.49	$10.03	$10.56	$9.93
Total Return(c):	(2.43)%		13.32%	1.00%	11.69%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,249		$8,693	$585	$397	$18
Average net assets (000)	$3,690		$2,311	$1,984	$122	$13
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.2	1%	1.20%	1.20%	1.20%	1.20%(f)
Expenses before waivers and/or expense reimbursement	2.09%		2.52%	2.77%	5.51%	3.93%(f)
Net investment income (loss)	2.80%		2.26%	2.43%	2.60%	2.99%(f)
Portfolio turnover rate(g)	68%		33%	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	113

Financial Highlights(continued)

Class C Shares
	Year Ended October 31,				November 3, 2015(a) through October 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.47	$10.01	$10.54	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.17	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.51)	1.02	(0.16)	0.82	0.08
Total from investment operations	(0.31)	1.19	0.03	1.03	0.30
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.73)	(0.49)	(0.42)	(0.17)
Tax return of capital distributions	(0.20)	-	-	-	(0.20)
Distributions from net realized gains	(0.31)	-	(0.07)	-	-
Total dividends and distributions	(0.75)	(0.73)	(0.56)	(0.42)	(0.37)
Net asset value, end of period	$9.41	$10.47	$10.01	$10.54	$9.93
Total Return(c):	(3.08)%	12.48%	0.26%	10.65%	3.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,510	$1,335	$227	$71	$20
Average net assets (000)	$1,563	$465	$162	$60	$12
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.96%	1.95%	1.95%	1.95%	1.95	%(f)
Expenses before waivers and/or expense reimbursement	3.34%	5.71%	12.20%	9.28%	4.92	%(f)
Net investment income (loss)	2.09%	1.67%	1.81%	2.05%	2.22	%(f)
Portfolio turnover rate(g)	68%	33%	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

114

Class Z Shares
	Year Ended October 31,				November 3, 2015(a) through October 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.49	$10.03	$10.56	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.22	0.29	0.29	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.51)	1.09	(0.15)	0.86	0.07
Total from investment operations	(0.21)	1.31	0.14	1.15	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.85)	(0.60)	(0.53)	(0.19)
Tax return of capital distributions	(0.20)	-	-	-	(0.27)
Distributions from net realized gains	(0.31)	-	(0.07)	-	-
Total dividends and distributions	(0.85)	(0.85)	(0.67)	(0.53)	(0.46)
Net asset value, end of period	$9.43	$10.49	$10.03	$10.56	$9.94
Total Return(c):	(2.09)%	13.73%	1.33%	11.85%	4.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27,403	$31,323	$3,186	$2,578	$135
Average net assets (000)	$31,816	$11,946	$4,160	$784	$52
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.86%	0.85%	0.87%	0.95%	0.95	%(f)
Expenses before waivers and/or expense reimbursement	1.41%	1.79%	2.14%	2.75%	3.26	%(f)
Net investment income (loss)	3.14%	2.16%	2.84%	2.78%	3.37	%(f)
Portfolio turnover rate(g)	68%	33%	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Dynamic Bond Fund	115

Financial Highlights(continued)

Class R6 Shares
	Year Ended October 31,				November 3, 2015(a) through October 31, 2016
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.49	$10.02	$10.55	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.34	0.30	0.32	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.52)	0.98	(0.16)	0.82	0.08
Total from investment operations	(0.21)	1.32	0.14	1.14	0.39
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.85)	(0.60)	(0.52)	(0.21)
Tax return of capital distributions	(0.20)	-	-	-	(0.25)
Distributions from net realized gains	(0.31)	-	(0.07)	-	-
Total dividends and distributions	(0.86)	(0.85)	(0.67)	(0.52)	(0.46)
Net asset value, end of period	$9.42	$10.49	$10.02	$10.55	$9.93
Total Return(c):	(1.94)%	13.79%	1.37%	11.86%	4.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$32,930	$33,833	$29,530	$29,120	$26,049
Average net assets (000)	$32,443	$31,497	$29,353	$27,313	$24,926
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.81%	0.80%	0.83%	0.95%	0.95	%(f)
Expenses before waivers and/or expense reimbursement	1.24%	1.66%	1.76%	2.33%	2.61	%(f)
Net investment income (loss)	3.22%	3.39%	2.89%	3.15%	3.19	%(f)
Portfolio turnover rate(g)	68%	33%	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

116

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of

PGIM Global Dynamic Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Dynamic Bond Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Global Dynamic Bond Fund	117

Federal Income Tax Information (unaudited)

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 24.57% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2020.

118

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Dynamic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Dynamic Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Global Dynamic Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Global Dynamic Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Global Dynamic Bond Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM, Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its

[1]	PGIM Global Dynamic Bond Fund is a series of Prudential Investment Portfolios 3.

PGIM Global Dynamic Bond Fund

Approval of Advisory Agreements (continued)

deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of

PGIM Global Dynamic Bond Fund

Approval of Advisory Agreements (continued)

the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2019. The Board considered that the Fund commenced operations on November 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual

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funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board noted that the Fund commenced investment operations on November 3, 2015, and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.20% for Class A shares, 1.95% for Class C shares, 0.80% for Class R6 shares, and 0.85% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

PGIM Global Dynamic Bond Fund

Approval of Advisory Agreements (continued)

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Global Dynamic Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL DYNAMIC BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PAJAX	PAJCX	PAJZX	PAJQX
CUSIP	74440K645	74440K637	74440K611	74440K629

MF233E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended October 31, 2020, PwC billed the Registrant $114,400 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended October 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended October 31, 2019, KPMG billed the Registrant $112,716 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended October 31, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(b)     Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(c) All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(d) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2020 and October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f)    Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2020